TICKER SYMBOL BY CLASS
	A	C	I
MILLER CONVERTIBLE BOND FUND	MCFAX	MCFCX	MCIFX
MILLER CONVERTIBLE PLUS FUND	MCPAX	MCCCX	MCPIX
MILLER INTERMEDIATE BOND FUND	MIFAX	MIFCX	MIFIX

PROSPECTUS

JANUARY 1, 2015

1-877-441-4434

www.TheMillerFamilyOfFunds.com

INVESTMENT ADVISOR

Wellesley Investment Advisors, Inc.
The Wellesley Office Park

20 William Street

Wellesley, MA 02481

781-416-4000

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Miller Convertible Bond Fund	1
Miller Convertible Plus Fund	6
Miller Intermediate Bond Fund	11
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES
Miller Convertible Bond Fund	15
Miller Convertible Plus Fund	18
Miller Intermediate Bond Fund	21

PRINCIPAL INVESTMENT RISKS – ALL FUNDS	24

NON-PRINCIPAL INVESTMENT RISKS – ALL FUNDS	27

MANAGEMENT OF THE FUNDS	28

INFORMATION ABOUT SHARES	30

HOW TO PURCHASE SHARES	31

HOW TO REDEEM SHARES	36

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	39

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	41

DISTRIBUTION OF SHARES
Distribution Fees	42
Additional Compensation to Financial Intermediaries	42
Householding	42

FINANCIAL HIGHLIGHTS	43

PRIVACY NOTICE	46

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND

Investment Objective

The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.50%	1.00%	0.00%
Other Expenses (1)	0.24%	0.24%	0.27%
Acquired Fund Fees and Expenses (2)	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.51%	2.01%	1.04%

(1)

Other Expenses have been restated to reflect current shareholder servicing fees and/or processing fees.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$720	$1,025	$1,351	$2,273
Class C	$204	$630	$1,083	$2,338
Class I	$106	$331	$574	$1,271

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of the portfolio.

Principal Investment Strategies

The Fund’s advisor (“Wellesley”) seeks to maximize the Fund’s total return by investing in convertible bonds.  Total return has two components, income and capital appreciation.  Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer.  Generally, the convertible bonds in the portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”).  The Fund’s 80% Policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund defines convertible bonds as including synthetic convertible bonds.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.  Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes.  There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds and synthetic convertibles.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside.  Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.  In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

•

Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.

•

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

•

Debt Securities Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline.  An issuer of a debt security may not be able to make principal and interest payments on the security as they become due.  Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

•

Equities Securities Risk:  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.

•

High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal.  Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.

•

Synthetic Convertible Bond Risk:  The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

•

Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.  For a more complete discussion of risk, please turn to page 24.

Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund.  The bar chart shows performance of the Fund’s Class A shares for each full calendar year since the Fund’s inception.  The sales charge is not reflected in the bar chart, and if it were, returns would be less than those shown.  The performance table compares the performance of the Fund’s Class A shares over time to the performance of two broad-based market indices: the Barclays U.S. Aggregate Bond Index and the Standard & Poor’s 500® Index.  The Standard & Poor’s 500® Index and Barclays U.S.  Aggregate Bond Index replaced the Merrill Lynch All Convertible and Mandatory Index as the Fund’s primary benchmark in

3

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

2013 as a more appropriate broad-based index against which to compare the Fund’s performance over a full market cycle.  The Standard & Poor’s 500® Index is an additional broad-based index against which the Fund compares its performance over the full market cycle.  The sales charge is reflected in the table, and if it was not included, the return would be more than that shown.  You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.

Class A Shares Annual Total Return for the Years Ended December 31,

During the period shown in the bar chart, the highest return for a quarter was 12.46% during the quarter ended September 30, 2009, and the lowest return for a quarter was -11.76% during the quarter ended September 30, 2011.

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2013)

Class A Shares	One Year	Five Years	Since Inception(1)
Return before taxes	13.49%	12.20%	6.06%
Return after taxes on distributions	11.11%	10.90%	4.97%
Return after taxes on distributions and sale of Fund shares	8.33%	9.28%	4.37%
Barclays U.S. Aggregate Bond Index(2,5)	(2.02%)	4.44%	4.71%
S&P 500 Index(3,5)	32.39%	17.94%	6.31%
Merrill Lynch All Convertible and Mandatory Index(4,5)	25.01%	18.83%	7.91%
Class C Shares
Return before taxes	19.88%	-	9.25%
Class I Shares
Return before taxes	21.02%	14.13%	7.72%

(1)

The inception date of Class A and Class I shares is December 27, 2007.  The inception date of Class C shares is December 1, 2009.

(2)

The Barclays U.S. Aggregate Bond Index is an unmanaged index of prices of U.S. dollar-denominated, fixed-rate, taxable, investment grade fixed-income securities with remaining maturities of one year and longer.  The Index includes Treasury, government, corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities.

(3)

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market.  The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

(4)

Merrill Lynch All Convertible Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

(5)

Unlike the Fund’s returns, however, they do not reflect any fees or expenses.  An investor cannot invest directly in an index.

After-tax returns are estimated and were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  After-tax returns are shown for Class A shares and will vary for other classes of the Fund’s shares.

4

FUND SUMMARY -- MILLER CONVERTIBLE BOND FUND (continued)

Investment Advisor

Wellesley Investment Advisors, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager.  From the Fund’s inception to March 1, 2010 he was the sole Portfolio Manager.  Michael Miller, Vice President of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager and has been Co-Portfolio Manager of the Fund since March 1, 2010.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts.  The minimum initial investment for Class I shares is $1 million for all account types.

The minimum subsequent investment for all classes is $100 for all account types.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Bond Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

5

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND

Investment Objective

The Fund’s investment objective is to maximize total return through the use of leverage, while preserving principal over full market cycles.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	2.73%	2.73%	2.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(3)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(2) (3)	0.01%	0.01%	0.01%
Leverage Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.50%	4.25%	3.25%
Less: Advisory Fee Waiver and Reimbursement(4)	(0.28)%	(0.28)%	(0.28)%
Net Annual Fund Operating Expenses	3.22%	3.97%	2.97%

(1)

The Fund’s Investment Advisory Agreement provides for an advisory fee to accrue at an annualized base rate of 1.95% of the Fund’s average daily “managed assets,” which equal its total assets including assets attributable to borrowings, minus accrued liabilities other than borrowings (“Managed Assets”).  The “Management Fee” recorded in the above table shows the advisory fee as a percentage of the Fund’s average daily net assets, not Managed Assets, and assumes the Fund maintains borrowings for investment purposes of approximately 40% of the Fund’s net assets.  Because Managed Assets are greater than net assets, the percentage rate recorded in the table is greater than the contractual percentage rate in the Fund’s Investment Advisory Agreement.

(2)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights of the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(3)

These expenses are estimated for the current fiscal year.

(4)

Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets.  Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 3.20%, 3.95% and 2.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”).  The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification).  The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.  This expense limitation agreement may be terminated before February 1, 2016 only with the approval of the Fund’s board of trustees (the “Board”).

6

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$881	$1,563
Class C	$399	$1,264
Class I	$300	$975

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund’s advisor (“Wellesley”) seeks to maximize the Fund’s return and preserve principal by investing in a leveraged portfolio consisting primarily of convertible bonds.  Return may consist of two components, income and capital appreciation.  Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  Wellesley seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer.

However, the Fund may invest in securities without principal protection and employs substantial leverage, primarily in the form of borrowing, to increase the potential gain from attractive securities selection.  Such borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon.  The Fund currently anticipates using indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds (the “80% Policy”).  The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund defines convertible bonds as including synthetic convertible bonds.

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible bonds offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit

7

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

quality by Wellesley (commonly called “high yield” or “junk” bonds).  Wellesley may pair convertible bonds with put and call options as necessary to seek principal protection in its long positions.  Wellesley will also invest in other instruments it believes have the characteristics of convertible bonds such as synthetic convertible bonds which are financial instruments created by combining two or more separate securities or derivatives that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes, which may include a guarantee feature to guarantee return of the original issue price.  There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other similar investments.  The Fund expects that the average duration of its portfolio of convertible securities will range from two to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security and Wellesley has broad discretion to adjust duration depending on its outlook for factors such as interests rates.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside.  Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.  In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

•

Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.

•

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

•

Debt Securities Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline.  An issuer of a debt security may not be able to make principal and interest payments on the security as they become due.  Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

•

Equities Securities Risk:  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.

8

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

•

High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal.  Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.

•

Leverage Risk:  The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile and sensitive to market movements.  During periods in which the Fund is using leverage, which will be a majority of the time, the fees received by Wellesley will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage.  Because leverage increases the fees payable to the adviser, Wellesley  has an incentive to increase the Fund’s use of leverage.

•

Synthetic Convertible Bond Risk:  The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

•

Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.

•

Limited History of Operations:  The Fund is a recently formed mutual fund and has a limited history of operations.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.  For a more complete discussion of risk, please turn to page 24.

Performance

The Fund has not commenced operations, and therefore has no performance history.  Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.

Investment Advisor

Wellesley Investment Advisors, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager with Michael Miller, Vice President of Wellesley.  Greg and Michael Miller have been the Fund’s portfolio managers since its inception.

9

FUND SUMMARY -- MILLER CONVERTIBLE PLUS FUND (continued)

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts.  The minimum initial investment for Class I shares is $1 million for all account types.  The minimum subsequent investment for all classes is $100 for all account types.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mailing an application or redemption request to Miller Convertible Plus Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

10

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND

Investment Objective

The Fund’s investment objective is to preserve principal over full market cycles and, secondarily, to maximize total return while keeping volatility low.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 31 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of offering price)	None	None	None
Maximum Sales Charge (Load) on Reinvested Dividends and Other Distributions	None	None	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(2)	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(1) (2)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.46%
Less: Advisory Fee Waiver and Reimbursement(3)	(0.20)%	(0.20) %	(0.20)%
Net Annual Fund Operating Expenses	1.51%	2.26%	1.26%

(1)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial statements (or to the financial highlights of the Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds.

(2)

These expenses are estimated for the current fiscal year.

(3)

Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets.  Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 1.50%, 2.25% and 1.25% of the average daily net assets attributable to Class A, Class C and Class I, respectively (the “Expense Limitation”).  The Expense Limitation will exclude (not limit) interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification).  The expense limitation agreement provides that Wellesley may recoup from a class any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the Expense Limitation during the 36 month period following such waiver or reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitations.  This expense limitation agreement may be terminated before February 1, 2016 only with the approval of the Fund’s board of trustees (the “Board”).

11

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 year	3 years
Class A	$720	$1,064
Class C	$229	$747
Class I	$128	$442

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

The Fund’s advisor (“Wellesley”) seeks to maximize total return by investing in a portfolio consisting primarily of bonds.  The Fund defines bonds as including corporate bonds, notes and debentures, convertible and synthetic convertible bonds, government securities, mortgage and other asset-backed securities, and other securities that Wellesley believes have bond-like characteristics, including hybrids and synthetic securities.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in a portfolio of bonds with a dollar-weighted average maturity of between three and ten years (the “80% Policy”).  The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund expects that, at the time of purchase, most securities will have remaining maturities or put provisions of three to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may purchase.  The Fund is not restricted with respect to the credit quality of its holdings and invests in some bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.

The bonds in which the Fund invests generally provide for repayment of principal in full at maturity of the security and may pay a fixed or variable rate of interest.  Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.  Most convertible bonds are obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include structured equity linked products (“SELPs”) and index-linked and equity-linked convertible structured notes.  There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other types of bonds.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

12

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

Wellesley will purchase a bond when it believes there is a high probability that the principal amount of the investment will be repaid upon put or maturity and, in the case of a convertible bond, that the conversion component offers potential upside.  Wellesley attempts to identify bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.  In general, Wellesley sells securities when an issuer’s credit quality deteriorates, the conversion feature of a convertible security is no longer a likely source of capital appreciation, to increase diversification, or when Wellesley believes more attractive investments are available.

Principal Investment Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment.  Therefore, before you invest in this Fund you should carefully evaluate the risks.  The price of Fund shares will increase and decrease according to changes in the value of the Fund’s investments.  The other principal risks of investing in the Fund are:

•

Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.

•

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

•

Debt Securities Risk: The market value of debt securities tends to decline as interest rates increase and tends to increase as interest rates decline.  An issuer of a debt security may not be able to make principal and interest payments on the security as they become due.  Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.

•

High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal.  Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.

•

Synthetic Convertible Bond Risk:  The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.

•

Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.

•

Limited History of Operations:  The Fund is a recently formed mutual fund and has a limited history of operations.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.  For a more complete discussion of risk, please turn to page 24.

13

FUND SUMMARY -- MILLER INTERMEDIATE BOND FUND (continued)

Performance

The Fund has not commenced operations, and therefore has no performance history.  Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.

Investment Advisor

Wellesley Investment Advisors, Inc.

Portfolio Managers

Greg Miller, Chief Executive Officer of Wellesley, shares responsibility for the day-to-day management of the Fund as Co-Portfolio Manager with Michael Miller, Vice President of Wellesley.  Greg and Michael Miller have been the Fund’s portfolio managers since its inception.

Purchase and Sale of Fund Shares

The minimum initial investment to open an account in Class A and Class C shares is $2,500 for regular accounts and $500 for retirement accounts.  The minimum initial investment for Class I shares is $1 million for all account types.  The minimum subsequent investment for all classes is $100 for all account types.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Purchases and redemptions may be made by mailing an application or redemption request to Miller Intermediate Bond Fund c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, by calling 1-877-441-4434 or by visiting www.TheMillerFamilyOfFunds.com.

Tax Information

Dividends and capital gain distributions from the Fund, whether reinvested in additional Fund shares or received in cash, are taxable as either ordinary income or capital gains for federal income tax purposes unless you are tax-exempt or investing through a tax-deferred account such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

14

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE BOND FUND

Investment Objective

The Fund’s investment objective is to maximize total return while keeping volatility low and preserving principal.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Wellesley seeks to maximize the Fund’s total return by investing in convertible bonds.  Total return has two components, income and capital appreciation.  Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions close to the original purchase price, investing in convertible bonds with relatively short remaining maturities, and investing in convertible bonds with a guarantee of principal by the issuer.  Generally, the convertible bonds in the portfolio will have remaining maturities or put provisions of less than seven years.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds.  The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund defines convertible bonds as including synthetic convertible bonds.  The Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible securities generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.  Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include SELPs and index-linked and equity-linked convertible structured notes.  There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds and synthetic convertibles.

The convertible bonds purchased by the Fund may contain put options that entitle the holder to sell the security back to the issuer at a stated price on one or more future dates.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation.  Although the Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

15

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE BOND FUND (continued)

Investment Methodology

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside.  Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating convertible bonds, which includes:

•

evaluating the default risk of the convertible bonds using traditional credit analysis;

•

analyzing the convertible’s underlying common stock to determine its capital appreciation potential;

•

assessing the risk/return potential of the convertible bond; and

•

evaluating the convertible security’s impact on the overall composition of the Fund’s portfolio.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible bond, Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast.  With respect to each company, Wellesley usually reviews:

•

growth trends;

•

financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and

•

market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios.

Wellesley may sell a security under the following circumstances:

•

if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;

•

if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;

•

to increase portfolio diversification, to meet the liquidity needs of the Fund, or to increase principal protection of an appreciated asset; or

•

if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

Convertible Bonds.  Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component.  The fixed-income component is designed to ensure the return of principal and may offer some interest income as well.  The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer.  By permitting the Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities.  Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature.  Holders of convertible bonds typically have a

16

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE BOND FUND (continued)

claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation.  Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Fund are issued with a “call” feature that may allow the issuer to redeem the security at various times.  Conversely, certain convertible securities may provide a “put option,” which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Synthetic Convertible Bonds.  The Fund invests in synthetic convertible bonds which may be packaged by investment banks and brokerage firms or created by Wellesley.  Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component.  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds.  The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes.  Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes).  Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Private Placement and Illiquid Securities.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.  Normally, the Fund purchases Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable.  If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of the Fund’s assets could be invested in illiquid securities.  If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

17

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE PLUS FUND

Investment Objective

The Fund’s investment objective is to preserve principal over full market cycles and, secondarily, to maximize total return through the use of leverage, while preserving principal over full market cycles.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Wellesley seeks to maximize the Fund’s return and preserve principal by investing in a leveraged portfolio consisting primarily of convertible bonds.  Return may consist of two components, income and capital appreciation.  Convertible bonds often provide interest income, as well as capital appreciation if the value of converting to the underlying equity increases over time.  Wellesley also seeks to minimize volatility and preserve capital using various strategies, such as investing in convertible bonds that have “put” provisions, relatively short maturities, and/or a guarantee of principal by the issuer.  However, the Fund may invest in securities without principal protection and employs substantial leverage, primarily in the form of borrowing, to increase the potential gain from attractive securities selection.  Such borrowing can benefit the Fund if the net rate of return on its investments purchased with the proceeds of the loan exceeds the interest or fees payable thereon.  The Fund currently anticipates using indebtedness in an amount up to approximately 33 1/3% of the Fund’s total assets (including borrowing proceeds) to leverage the Fund’s portfolio.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in convertible bonds.  The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund defines convertible bonds as including synthetic convertible bonds and other securities that Wellesley identifies as having characteristics similar to convertible bonds, including any combination of bonds, options, index-linked securities, debt and equity instruments that Wellesley believes have convertible bond-like characteristics.  The Fund primarily invests in convertible bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).

Convertible bonds are generally obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible bonds offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  The Fund is not restricted with respect to the credit quality of its holdings and invests in some convertible bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.  Wellesley may pair convertible bonds with put and call options as necessary to seek principal protection in its long positions.  Wellesley will also invest in other instruments it believes have the characteristics of convertible bonds such as synthetic convertible bonds which are financial instruments created by combining two or more separate securities or derivatives that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include SELPs and index-linked and equity-linked convertible structured notes, which may include a guarantee feature to guarantee return of the original issue price.

There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertible bonds and other similar investments.  The Fund expects that the average duration of its portfolio will be less than seven years, but there are no restrictions on the maximum or minimum maturity of any individual security and Wellesley has broad discretion to adjust duration depending on its outlook for factors

18

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE PLUS FUND (continued)

such as interests rates.  The convertible bonds purchased by the Fund may contain put options that entitle the holder to sell the security back to the issuer at a stated price on one or more future dates.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation.  Although the Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

Investment Methodology

Wellesley will purchase a convertible bond when it believes there is a high probability that the principal amount of the fixed-income component of the investment will be repaid upon put or maturity and the conversion component offers potential upside.  Wellesley attempts to identify convertible bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating convertible bonds, which includes:

•

evaluating the default risk of the convertible bonds using traditional credit analysis;

•

analyzing the convertible’s underlying common stock to determine its capital appreciation potential;

•

assessing the risk/return potential of the convertible bond; and

•

evaluating the convertible security’s impact on the overall composition of the Fund’s portfolio.

In analyzing the appreciation potential of the underlying common stock and the default risk of the convertible bond, Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast; and quality of management.  With respect to each company, Wellesley usually reviews:

•

growth trends;

•

financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and

•

market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios.

Wellesley may sell a security under the following circumstances:

•

if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;

•

if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;

•

to increase portfolio diversification among issuers and industries, to meet the liquidity needs of the Fund, to satisfy obligations and covenants undertaken in connection with the Fund’s borrowings, or to increase principal protection of an appreciated asset; or

•

if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

19

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER CONVERTIBLE PLUS FUND (continued)

Convertible Bonds.  Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component.  The fixed-income component is designed to ensure the return of principal and may offer some interest income as well.  The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer.  By permitting the Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities.  Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature.  Holders of convertible bonds typically have a claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation.  Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Fund are issued with a ‘‘call’’ feature that may allow the issuer to redeem the security at various times.  Conversely, certain convertible securities may provide a ‘‘put option,’’ which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Synthetic Convertible Bonds.  The Fund invests in synthetic convertible bonds which may be packaged by investment banks and brokerage firms or created by Wellesley.  Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component.  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds.  The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes.  Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes).  Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Leverage.  Leverage arises when the Fund engages in transactions that enable it to achieve more investment exposure than could be obtained from fully investing the Fund’s assets.  The use of leverage magnifies the effect of market movements and the resulting gains or losses.  The Fund will seek to leverage its portfolio with borrowings from banks to increase the potential for gain from favorable securities selection.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is generally not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness.  Accordingly, the Fund expects to limit its borrowings for investment purposes to 33 1/3% of the value of the Fund’s total assets (including the amount borrowed).

Private Placement and Illiquid Securities.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.  Normally, the Fund purchases Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable.  If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of the Fund’s assets could be invested in illiquid securities.  If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

20

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER INTERMEDIATE BOND FUND

Investment Objective

The Fund’s investment objective is to preserve principal over full market cycles and, secondarily, to maximize total return while keeping volatility low.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

Wellesley seeks to maximize the Fund’s total return by investing in a portfolio consisting primarily of bonds.  The Fund defines bonds as including corporate bonds, notes and debentures, convertible and synthetic convertible bonds, government securities, mortgage and other asset-backed securities, and other securities that Wellesley believes have bond-like characteristics, including hybrids and synthetic securities.

Under normal conditions, the Fund invests at least 80% of its assets (defined as net assets plus borrowings for investment purposes) in a portfolio of bonds with a dollar-weighted average maturity of between three and ten years.  The Fund’s 80% investment policy is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.  The Fund primarily invests in bonds of companies that are domiciled in, or have their principal place of business or principal securities trading market in, or that derive at least 50% of their revenue or profits from goods produced, sales made or services performed in, the United States (“U.S. companies”).  The Fund expects that, at the time purchased, most securities will have remaining maturities or put provisions of three to ten years, but there are no restrictions on the maximum or minimum maturity of any individual security that the Fund may purchase.  The Fund is not restricted with respect to the credit quality of its holdings and invests in some bonds that are rated less than investment grade or determined to be of comparable credit quality by Wellesley.

The bonds in which the Fund invests generally provide for repayment of principal in full at maturity of the security and may pay a fixed or variable rate of interest.  Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values.  Most convertible bonds are obligations of a company that can be converted into a predetermined number of shares of common stock of the company issuing the security.  Convertible bonds generally offer both defensive characteristics (i.e., provide income during periods when the market price of the underlying common stock declines) and upside potential (i.e., may provide capital appreciation when the market price of the underlying common stock rises).  Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds may be created by investment banks, brokerage firms or the Fund.  They may include SELPs and index-linked and equity-linked convertible structured notes.  There is no limit on the portion of the Fund’s portfolio that will be allocated among convertible bonds, synthetic convertibles and other types of bonds.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.

In general, Wellesley purchases securities that it believes are attractively valued and sells them when an issuer’s credit quality deteriorates or the conversion feature of a security is no longer a likely source of capital appreciation.  Although the Fund’s portfolio will generally invest in several different industries, the Fund can invest a significant percentage of its assets in a particular market sector.

21

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER INTERMEDIATE BOND FUND (continued)

Investment Methodology

Wellesley will purchase a bond when it believes there is a high probability that the principal amount of the investment will be repaid upon put or maturity, the yield will be attractive and, in the case of convertible bonds, the conversion component offers potential upside.  Wellesley attempts to identify bonds that are trading at attractive valuations relative to Wellesley’s evaluation of the issuer’s creditworthiness.  Wellesley’s investment process includes the use of both quantitative and fundamental research on each underlying company to analyze credit quality and the specific terms of each offering.

Wellesley typically applies a multiple-step approach when evaluating bonds, which includes:

•

evaluating the default risk of the bonds using traditional credit analysis;

•

assessing the risk/return potential of the bond;

•

evaluating the security’s impact on the overall composition of the Fund’s portfolio; and

•

in the case of a convertible bond, analyzing the convertible’s underlying common stock to determine its capital appreciation potential.

In analyzing the default risk (and, for convertible bonds, the appreciation potential of the underlying common stock), Wellesley generally considers the following characteristics of the issuer: financial soundness; ability to make interest and dividend payments; earnings and cash-flow forecast; and quality of management.  With respect to each company, Wellesley usually reviews:

•

growth trends;

•

financial health, including debt to equity ratios, return on equity, return on assets and return on invested capital; and

•

market multiples including price-earnings (“P/E”) ratios and price-earnings-growth (“PEG”) ratios. Wellesley may sell a security under the following circumstances:

•

if there are adverse changes in the issuer’s actual and/or projected earnings, credit deterioration, accounting fraud, or an adverse outlook for the particular industry or sector;

•

in the case of a convertible bond, if there is a decline in the price of the underlying security and the prospects for capital appreciation are not attractive;

•

to increase portfolio diversification, to meet the liquidity needs of the Fund, or to increase principal protection of an appreciated asset; or

•

if the issuer has announced a call for the bond, or as a put date approaches, and Wellesley believes that selling the bond in advance of the call or put and re-deploying the proceeds would be beneficial to the Fund.

Bonds.  The Fund invests in debt obligations of U.S. companies and the U.S. government.  Such U.S. government securities include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, or by various agencies and instrumentalities established or sponsored by the U.S. government.  The Fund may also invest in debt securities issued by state and local municipalities.  The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies.  Debt securities may pay fixed, variable, inflation-indexed, or other rates of return, including zero coupon and original issue discount bonds.  The Fund may invest in debt securities of any quality, including debt securities that are below investment grade (commonly called “high yield” or “junk” bonds).

22

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES -- MILLER INTERMEDIATE BOND FUND (continued)

Convertible Bonds.  Convertible bonds possess two principal characteristics: a fixed-income component and a convertible component.  The fixed-income component is designed to ensure the return of principal and may offer some interest income as well.  The convertible component contains the right to exchange the bond for a predetermined number of shares of common stock of the issuer.  By permitting the Fund to exchange its investment for common stock, the cash value of a security, or a basket or index of securities, convertible bonds may enable the Fund to benefit from increases in the market price of the underlying securities.  Because of this potential for gains, convertible bonds may bear interest at a rate below the interest rate that the same issuer would pay on a similar security without a conversion feature.  Holders of convertible bonds typically have a claim on the assets of the issuer that takes priority over the holders of preferred or common stock but is subordinated to similar non-convertible bonds of the same issuer in case of liquidation.  Depending on the terms of the convertible bond’s prospectus, the issuer may have the right to settle the bondholders’ conversion request in stock only, cash only, or in cash and stock.

In addition, many convertible bonds purchased by the Fund are issued with a ‘‘call’’ feature that may allow the issuer to redeem the security at various times.  Conversely, certain convertible securities may provide a ‘‘put option,’’ which entitles the holder to force the redemption of the security at a stated principal amount at one or more future dates.

Synthetic Convertible Bonds.  The Fund invests in synthetic convertible bonds which may be packaged by investment banks and brokerage firms or created by Wellesley.  Synthetic convertible bonds include SELPs that combine unrelated securities which together have the characteristics of convertible securities: a fixed-income component and a convertible component.  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as zero coupon, corporate or government bonds.  The convertible component is achieved by investing in warrants or options to buy or sell common stock or various indices at a certain exercise price, or options on a stock index.

Synthetic convertible bonds also include index-linked and equity-linked convertible structured notes.  Index-linked and equity-linked notes are securities, the value of which fluctuates based on the value of a basket of stocks or other securities (in the case of index-linked notes) or a single security (in the case of equity-linked notes).  Many index-linked and equity-linked notes have a guarantee feature (usually supplied by a brokerage house or bank) that guarantees return of the original issue price, providing substantial protection against a decline in price, while preserving the ability for capital appreciation if the underlying basket of securities increases in value.

Private Placement and Illiquid Securities.  The Fund may invest in securities that have been privately placed but are eligible for purchase and sale by certain qualified institutional buyers such as the Fund under Rule 144A under the Securities Act of 1933.  Normally, the Fund purchases Rule 144A securities only if Wellesley has determined them to be liquid, that is, readily marketable.  If qualified institutional buyers are unwilling to purchase these Rule 144A securities, certain of the Fund’s assets could be invested in illiquid securities.  If any Rule 144A security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

23

PRINCIPAL INVESTMENT RISKS -- ALL FUNDS

Each of Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund (together, the “Funds”) may engage in certain investment strategies in addition to the Fund’s principal investment strategies.  The strategies described below apply to all the Funds unless otherwise specified.

Convertible Preferred Stock.  The Fund may invest in convertible preferred stocks which allow the Fund to convert the preferred shares into a fixed number of common shares, usually after a predetermined date.  Like preferred stock, convertible preferred stock generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends.

Derivative Instruments and Aggressive Investment Techniques.  The Fund may use investment techniques, including derivatives transactions that may be considered aggressive.  Derivative instruments, including swaps, futures and options, enable the Fund to create or seek greater exposure to target investments that would not typically be available by purchasing only traditional equity and fixed-income securities.  The use of these derivative securities produces economically “leveraged” investment results.  Such leverage is in addition to the leverage from borrowing in the case of Miller Convertible Plus Fund.  The Fund’s investments in futures, options contracts and swap agreements will be collateralized by U.S. Government securities and repurchase agreements.

U.S. Dollar-Denominated Foreign Bonds.  The Fund may invest in bonds of non-U.S. companies that are denominated in U.S. dollars.  Such investments are typically made in order to gain exposure to a larger universe of bonds, and/or international debt markets generally, while undertaking less currency risk than compared to purchases of non-U.S. denominated bonds.

Temporary Investments.  To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  The Fund may also invest a substantial portion of its assets in money market mutual funds at any time to maintain liquidity or pending selection of investments in accordance with its policies.

24

PRINCIPAL INVESTMENT RISKS -- ALL FUNDS (continued)

As with all mutual funds, there is the risk that you could lose money through your investment in a Fund.  Many factors affect the Funds’ net asset value and performance.  The principal risks described below apply to all the Funds unless otherwise specified.

•

Allocation Risk: Since the Fund may invest a significant amount of its assets in a particular industry, market or sector, the value of its shares may be more susceptible to adverse changes within that market or sector than a fund that does not focus its investments.

•

Convertible Bond Risk: Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both debt securities and equity securities.  Because convertible bonds may be exchanged for a predetermined number of shares of common stock, they exhibit risks associated with the underlying equities securities especially when their conversion value is the same as the value of the bond.  Convertible bonds are similar to fixed-income debt securities because they usually pay a fixed interest rate (or dividend) and are obligated to repay principal on a given date in the future.  They are particularly sensitive to changes in interest rates when their conversion value is lower than the value of the bond.  If a convertible bond held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the issuing company’s common stock or cash or sell it to a third party at a time that may be unfavorable to the Fund.  Convertible bonds that are rated below investment grade are subject to the risks associated with high-yield investments.

•

Debt Securities Risk: The market value of fixed-income (and, to a lesser extent, variable rate) debt securities tends to decline as interest rates increase and tends to increase as interest rates decline.  Debt securities are also subject to credit risk, which is the risk that an issuer of a debt security may not be able to make principal and interest payments on the security as they become due.  Debt securities may also be subject to prepayment or redemption risk, which tends to increase when the coupon or interest payment is greater than prevailing interest rates.  The Fund’s performance may suffer when it must reinvest the proceeds from existing investments (upon their prepayment, redemption, call,  maturity, etc.) at a lower rate of interest or return.  This generally occurs during periods of falling interest rates when prepayments or redemptions typically accelerate as borrowers refinance their obligations to take advantage of more attractive rates.

•

Equities Securities Risk:  The price of equity securities may rise or fall because of economic or political changes.  Stock prices in general may decline over short or even extended periods of time.  Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•

High Yield Risk: Lower-quality securities, such as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest.  These securities offer the potential for higher return, but also involve greater risk than securities of higher quality, including an increased possibility that the issuer, obligor or guarantor may not be able to make its payments of interest and principal.  Lower credit quality high yield securities are especially sensitive to adverse economic and competitive industry conditions and may have significant default rates and price volatility.  If an issuer defaults, the value of the security may decrease, and the Fund’s share price may decrease.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell its securities.  Such securities may also be subject to resale restrictions.  The lack of a liquid market for these bonds could make the bonds more difficult to value.  As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or the Fund.

25

PRINCIPAL INVESTMENT RISKS -- ALL FUNDS (continued)

•

Leverage Risk: (only Miller Convertible Plus Fund)  The use of leverage through activities such as borrowing or purchasing derivatives can magnify the effects of changes in the value of the Fund and make the Fund’s share price more volatile and sensitive to market movements.  The leveraged investment techniques that the Fund employs could cause investors in the Fund to lose more money in adverse environments.  Leverage may result in the creation of a liability that requires the Fund to pay interest or fees, which may be greater than the income or gain received by the Fund from the securities purchased with leverage proceeds.  During periods in which the Fund is using leverage, which will be a majority of the time, the fees received by Wellesley will be higher than if the Fund did not use leverage because the fees paid will be calculated based on the Fund’s Managed Assets, which include assets attributable to leverage.  Because leverage increases the fees payable to the adviser, Wellesley has an incentive to increase the Fund’s use of leverage.

•

Synthetic Convertible Bond Risk:  The value of a synthetic convertible bond may respond differently to market fluctuations than a convertible bond because a synthetic convertible is composed of two or more separate securities, each with its own market value.  In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls on the wrong side of the exercise price of the warrant or option, the warrant or option may lose all value.  A default in the bond portion of the synthetic convertible security could result in substantial loss.

•

Active Management Risk: Wellesley’s objective judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Wellesley’s investment strategy will produce the desired results.  The Fund and, therefore, the shareholders accrue additional expenses with more active management strategies (as compared to strategies like indexing).

•

Limited History of Operations:  The Miller Convertible Plus Fund and Miller Intermediate Bond Fund are recently formed mutual funds and each Fund has a limited history of operations.

Please see the Funds’ SAI and the following discussion on non-principal investment risks for additional information regarding risks associated with an investment in the Funds.

26

NON-PRINCIPAL INVESTMENT RISKS -- ALL FUNDS

In addition to the principal risks described above, an investment in the Funds is subject to certain non-principal investment risks.  The risks described below apply to all the Funds unless otherwise specified.

•

Convertible Preferred Stock Risk:  Convertible preferred stock has preference over common stock in the payment of dividends but ranks behind bonds, including convertible bonds, in priority upon liquidation.  As a result, convertible preferred stock will generally have a lower credit rating than a convertible bond with similar terms issued by the same company.  Also, because convertible preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s convertible bonds.

•

Portfolio Turnover Risk: The Fund is required to distribute its net realized capital gains annually under federal tax laws.  The Fund’s investment strategy may involve frequent trading, which will lead to higher portfolio turnover and could generate potentially large amounts of net realized capital gains in a given year.  To the extent the Fund experiences an increase in brokerage commissions due to higher turnover, the Fund’s performance could be negatively impacted.

•

Derivative Instruments and Aggressive Investment Techniques Risk: The Fund may use investment techniques that may be considered aggressive.  Risks associated with the use of derivative instruments, including futures contracts, swap agreements, options and options on futures contracts include potentially dramatic price changes (losses) in the value of the instruments, the loss of premium on unexercised derivatives, and imperfect correlations between the price of the contract and the underlying security or instrument.  These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

•

U.S. Dollar-Denominated Foreign Bonds:  Investments in U.S. dollar-denominated bonds that are issued by non-U.S. companies may be subject to some of the risks associated with investing in foreign securities.  For example, values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations.

•

Temporary Investments Risk:  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited and the Fund may not meet its investment objective.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund and indirectly, its shareholders bear a pro-rata portion of such money market funds’ advisory fees and operational fees in addition to those of the Fund.

Please see the SAI for a further discussion of risks.  Information on each Fund’s recent portfolio holdings can be found in the Fund’s current annual, semi-annual or quarterly reports.  A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is also available in the SAI.

27

MANAGEMENT OF THE FUNDS -- ALL FUNDS

Investment Advisor

Wellesley Investment Advisors, Inc., located at The Wellesley Office Park, 20 William Street, Wellesley, MA 02481, is the investment advisor to the Funds pursuant to separate Investment Advisory Agreements between Wellesley and Miller Investment Trust (the “Trust”) on each Fund.

Wellesley is a registered investment adviser founded in 1991 by Greg Miller, CPA, and Darlene Murphy, CPA, CFP®, who have managed private accounts specializing in investing in convertible bonds using an absolute return strategy.  This strategy seeks to maximize returns while protecting principal by, among other things, investing in convertible bonds, synthetic convertibles, index and equity linked notes and other investment products.  As of November 30, 2014 Wellesley had assets under management of approximately $2.4 billion.

General

Pursuant to the agreements described below, each Fund engages Wellesley to conduct investment research and provide certain management services, including the purchase and sale of securities for the Fund’s portfolio.  Wellesley provides the Funds with investment advice, supervises each Fund’s investment program and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  A description of the basis for the Board of Trustees’ renewal of Miller Convertible Bond Fund’s Investment Management Agreement is available in the Fund’s Annual Report for the fiscal period ended October 31, 2013.  A description of the basis for the Board of Trustees’ approval of the Investment Advisory Agreements for Miller Convertible Plus Fund and Miller Intermediate Bond Fund will be included in each Fund’s first Annual or Semi-Annual Report upon commencing operations.

Miller Convertible Bond Fund

In exchange for managing the Fund and its investments, the Investment Management Agreement between Wellesley and the Trust, on behalf of the Miller Convertible Bond Fund, provides that the Fund will pay Wellesley a fee at the annual rate of 0.75% of the Fund’s average daily net assets, payable monthly in arrears.

Miller Convertible Plus Fund

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Convertible Plus Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 1.95% of the Fund’s average Managed Assets.  “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings.

Miller Intermediate Bond Fund

In exchange for Wellesley’s services in managing the Fund’s investments, the Investment Advisory Agreement between Wellesley and the Trust, on behalf of the Miller Intermediate Bond Fund, provides that the Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at the annual rate of 0.95% of the Fund’s average daily net assets.

With respect to the Miller Convertible Plus Fund and the Miller Intermediate Bond Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets.  Pursuant to an expense limitation agreement, the

28

MANAGEMENT OF THE FUNDS -- ALL FUNDS (continued)

Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 3.20%, 3.95% and 2.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for Miller Convertible Plus Fund and to the annualized rate of 1.50%, 2.25% and 1.25% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for Miller Intermediate Bond Fund (the “Expense Limitation”).  For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification).  The expense limitation agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the 36 month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with the applicable Expense Limitation.  With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, the Adviser may seek recoupment during the thirty six (36) months from the date on which the class commenced investment operations.  This expense limitation agreement has an initial term expiring February 1, 2016 and may be terminated before that date only with the approval of the Board.  Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of each Fund.

Portfolio Managers

Greg Miller shares responsibility for the day-to-day management of each of the Funds and has been managing each Fund since its inception.  Mr. Miller is the CEO and co-founder of Wellesley and has over thirty years of investment and financial experience.  Mr. Miller began his career with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand), an international accounting and consulting firm, and subsequently formed his own CPA firm where he advised clients on investments and financial planning.  In 1991, Mr. Miller formed Wellesley in response to increased demand for investment advice from clients.  Mr. Miller graduated from Boston University with a B.S.  degree in Business Administration, and holds a Master’s of Business Administration and Finance with High Distinction from Babson College.

Michael Miller shares responsibility for the day-to-day management of the Funds and has been managing the Miller Convertible Bond Fund since March 1, 2010 and the Miller Convertible Plus Fund and Miller Intermediate Bond Fund since inception.  Mr. Miller joined Wellesley as Vice President and Senior Analyst in May 2008 and is responsible for research and product development as well as constructing and analyzing client portfolios.  From January 2004 through May 2008 Mr. Miller was with Convergent Wealth Advisors (formerly Lydian Wealth Management), as a Senior Analyst.  At Convergent, Mr. Miller worked with clients to build and monitor customized investment portfolios and was involved in the overall supervision and administration of high-level executive projects such as the implementation of a new trading platform.  Mr. Miller graduated from The American University Kogod School of Business in Washington, DC., with a B.S. in Business Administration with a concentration in finance and is a candidate for a Master’s degree in Business Administration at Babson College.

The Funds’ SAI provides additional information about each portfolio manager’s compensation structure, other managed accounts and ownership of Fund shares.

29

INFORMATION ABOUT SHARES -- ALL FUNDS

Net Asset Value

The Net Asset Value (“NAV”) of each class of shares of the Funds is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.  The NYSE is closed on weekends and most national holidays.  The NAV is determined, on a per class basis, by dividing the value of a Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.  The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds’ securities are valued each day at the last quoted sales price on the securities’ principal exchange.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  Each Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  The Funds will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in Wellesley’s opinion due to factors affecting one or more relevant securities markets or the specific issuer.  For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, Wellesley may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the closing market price, the prices used by other mutual funds to determine NAV or the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more mutual funds, such Fund’s NAV is calculated based upon the NAV for that mutual fund.  The prospectus for that mutual fund explains the circumstances under which the Fund will use fair value pricing and the effects of using fair value pricing.

30

HOW TO PURCHASE SHARES -- ALL FUNDS

Share Classes

Each Fund is offering three classes of shares pursuant to this Prospectus so that you can choose the class that best suits your investment needs: Class A, Class C, and Class I shares.  The main differences between each class are sales charges and ongoing fees, minimum purchase amounts, and distribution channels on which shares of the classes may be purchased.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you given your investment goals, the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in a Fund represents an interest in the same portfolio of investments in that Fund.  Not all share classes may be available for purchase in all states or from all financial intermediaries.

The Funds make available, free of charge at www.TheMillerFamilyOfFunds.com, the information regarding sales charges and breakpoints applicable to the Fund, as well as criteria and instructions for shareholders to take advantage of such breakpoints or other reductions in sales charges.

Class A Shares

Class A shares are offered at their public offering price, which is NAV per share plus the applicable sales charge.  The sales charge varies, depending on how much you invest.  There are no sales charges on reinvested distributions.  The following sales charges apply to your purchases of Class A shares of a Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,9999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

In addition, Class A shares of each Fund pay a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of such Fund, as compensation for distribution-related activities and services provided under a Plan of Distribution Pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the “12b-1 Plan”) adopted by the Trust on behalf of Class A of such Fund.  The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Miller Convertible Bond Fund’s Class A, and 0.25% under the 12b-1 Plans adopted on behalf of Class A of the other Funds (as described above in Fund Summary).  Over time, fees paid under this 12b-1 Plan will increase the cost of a Class A shareholder’s investment and may cost more than other types of sales charges.  Class A shares are back-end load free, so you generally will not pay any shareholder fees when you sell Class A shares.  The minimum initial investment to purchase Class A shares of any Fund is $2,500 for a regular account and $500 for a retirement account.

Class C Shares

Class C shares are offered at NAV with no front-end sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay 1.00% (as described above in Fund Summary) on an annualized basis of the average daily net assets attributed to Class C shares as compensation for distribution-related activities and services provided under the 12b-1 Plan adopted by the Trust on behalf of Class C of each Fund.  Over time, fees paid under this 12b-1 Plan will increase the cost of a Class C shareholder’s investment and may cost more than other types of sales charges.  Class C shares are back-end load free, so you generally will not pay any shareholder fees when you sell Class C shares of the Fund.  The minimum initial investment to purchase Class C shares of any Fund is $2,500 for a regular account and $500 for a retirement account.

31

HOW TO PURCHASE SHARES -- ALL FUNDS (continued)

Class I Shares

Class I shares are offered at NAV with no front-end sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares are not subject to distribution and service fees.  Class I shares are front-end and back-end load free, so you generally will not pay any shareholder fees when you buy or sell Class I shares of the Funds.  The minimum initial investment to purchase Class I shares is $1 million for all account types.

How to Reduce Your Sales Charge

You may be eligible to purchase Class A shares of a Fund at a reduced sales charges.  To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment.  Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you may combine your new purchases of Class A shares with Class A shares that you already own of the Funds.  The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other Class A shares that you own of the Funds.  The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of a Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, shares held in a different broker-dealer’s brokerage account or with a bank, an insurance company separate account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example a 401(k) plan) but not including employer sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent.  Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of Class A shares of the Funds, with a minimum of $25,000, during a 13-month period.  At your written request, Class A share purchases made during the previous 90 days may be included.

The amount you agree to purchase determines the initial sales charge you pay.  If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.  You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI.  The LOI does, however, authorize the applicable Funds to hold in escrow 5% of the total amount you intend to purchase pursuant to the LOI.  If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

32

HOW TO PURCHASE SHARES -- ALL FUNDS (continued)

Repurchase of Class A Shares.  If you have redeemed Class A shares of a Fund within the past 120 days, you may repurchase an equivalent amount of Class A shares of the same Fund at NAV, without the normal front-end sales charge.  In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge.  You may exercise this privilege only once and must notify the Fund that you intend to do so in writing.  The Fund must receive your purchase order within 120 days of your redemption.  Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of Class A shares of a Fund is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by Wellesley, their families (e.g., spouse, children, mother or father) and any purchases referred through Wellesley.

•

Employees of Wellesley and their families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the Fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.

•

Clients of registered investment advisors that have entered into arrangements with the distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee, including third party administrators.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account.  A minimum initial investment of $1 million in the Fund is required.  The distributor in its sole discretion, may waive these minimum dollar requirements.

Sales Charge Exceptions

You will not pay initial sales charges on Class A shares purchased by reinvesting dividends and distributions.

Promotional Incentives on Dealer Commissions

The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms.  Such incentives may, at the distributor’s discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

33

HOW TO PURCHASE SHARES -- ALL FUNDS (continued)

Purchasing Shares

You may purchase shares of a Fund by sending a completed application form to the Fund’s name at the following addresses:

via Regular mail:

via Overnight mail:

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P. O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154

Omaha, NE 68130

Minimum and Additional Investment Amounts

For Class A and Class C shares, the minimum initial investment to open an account is $2,500 for regular accounts and $500 for retirement accounts.  For Class I shares, the minimum initial investment to open an account is $1 million for all account types.  The minimum subsequent investment for all classes is $100 for all account types.  Lower minimum initial and additional investments may also be applicable in certain other circumstances.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from your Fund.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased.  After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the name of the Fund in which you want to invest.   The Funds will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Funds will not accept third party checks, U.S.  Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment check returned to the Transfer Agent for insufficient funds.

Anti-Money Laundering Regulations

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Funds in verifying your identity.  Until such verification is made, the Funds may temporarily limit additional share purchases.  In addition, a Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Your Order is Processed

All shares will be purchased at the NAV per share (plus a sales charge, if applicable) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be executed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

34

HOW TO PURCHASE SHARES -- ALL FUNDS (continued)

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

  the name of the Fund

  the dollar amount of shares to be purchased

  a completed purchase application that corresponds to the type of account you are opening or investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

  check payable to the name of the Fund

Purchase through Brokers

You may invest in a Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds.  A Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of a Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from a Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in a Fund, please call 1-877-441-4434 to notify the applicable Fund that a wire transfer is coming and to receive appropriate account number information.  Any commercial bank can transfer same-day funds via wire.  The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE.  Your bank may charge you a fee for wiring same-day funds.

Automatic Investment Plan

You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in your Fund through the use of electronic funds transfers or automatic bank drafts.  You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account.  Please contact the applicable Fund at 1-877-441-4434 for more information about the Fund’s Automatic Investment Plan.

Retirement Plans

You may purchase shares of a Fund for your individual retirement plans.  Please call the applicable Fund at 1-877-441-4434 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

35

HOW TO REDEEM SHARES -- ALL FUNDS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to the Fund’s name at the following addresses:

Regular/Express/Overnight Mail

via Regular mail:

via Overnight mail:

c/o Gemini Fund Services, LLC

c/o Gemini Fund Services, LLC

P. O. Box 541150

17605 Wright Street, Suite 2

Omaha, NE 68154

Omaha, NE 68130

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to your Fund and instruct it to remove this privilege from your account.  The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-877-441-4434.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions.  IRA accounts are not redeemable by telephone.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Funds or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Funds and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer.  GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

Each Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lessor of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period).  The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV.  A shareholder may incur transaction expenses and tax liability when converting these securities to cash.

36

HOW TO REDEEM SHARES -- ALL FUNDS (continued)

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account holds shares of a Fund with a current value of at least $2,500, you may adopt a Systematic Withdrawal Plan for such Fund to provide for monthly, quarterly or other periodic checks for any designated amount of $100 or more.  If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the applicable Fund at 1-877-441-4434.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, the Fund will not honor the redemption request until the check for your purchase has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.”  For a redemption request, to be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the name of the Fund and the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds to be sent to an address other than that of record, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees

A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $100,000; or

•

any redemption transmitted to the shareholder of record by federal wire transfer to a bank other than the bank of record.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Contact your Fund to obtain this form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  The Funds will not make redemptions payable to any person other than the shareholder(s) of record or a financial intermediary for the benefit of the shareholder(s) of record.  A notary public cannot guarantee signatures.

37

HOW TO REDEEM SHARES -- ALL FUNDS (continued)

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

By Exchange

You can exchange all or part of your investment in your Fund for shares of the same class in other Funds.  When you exchange shares, you are purchasing shares in another Fund so you should be sure to get a copy of that Fund’s prospectus and read it carefully before buying shares through an exchange.

To execute an exchange, call 1-877-441-4434.  Each Fund reserves the right to reject any purchase order within 24 hours of its receipt.

When you send GFS a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after your request is received by the transfer agent.  For each account involved you should provide the account name, number, name of the Fund, share class and exchange or redemption amount.  Call 1-877-441-4434 for information on additional documentation that may be required.  You may have to pay taxes on the gain from your sale or exchange of shares.

Exchanges among the Funds are a shareholder privilege and not a right.  Each Fund may temporarily or permanently terminate the exchange privileges of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

This exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs.  These exchange limits are subject to a Fund’s ability to monitor exchange activity.  Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of each Fund to prevent excessive trading, there is no guarantee that a Fund or its agents will be able to identify such shareholders or curtail their trading practices.

The Funds receive purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.

Low Balances

If at any time your account balance with a given Fund falls below $2,500 in Class A and Class C shares or $1 million in Class I shares, your Fund may notify you that, unless the account is brought up to the appropriate account minimum within 60 days’ of such notification, your account could be closed or charged a small account maintenance fee.  This will not apply to any account balances that drop below the minimum due to a decline in NAV.  The Fund may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record.

38

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS -- ALL FUNDS

Each Fund intends to distribute substantially all of its net investment income quarterly and net realized capital gains annually.  The distributions will be reinvested in shares of your Fund unless you elect to receive cash.  For federal income tax purposes, dividends from net investment income and net short-term capital gains are taxable to investors as ordinary income, while distributions of net long-term capital gains are generally taxable as long-term capital gains, regardless of your holding period for the shares.  Since each Fund’s income is derived primarily from sources that do not pay qualified dividend income, distributions from the Funds’ net investment income generally are not expected to qualify for taxation at the reduced tax rates available to individuals on qualified dividend income. Any dividends or capital gain distributions you receive from a Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year your Fund will inform you of the amount and type of your distributions.

When you redeem, exchange or sell your shares in a Fund, you generally will have a capital gain or loss in an amount equal to the difference between the net proceeds that you receive and your tax basis for the shares you redeem, sell or exchange.

In addition, a 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts.  For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.  This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under section 401 of the Internal Revenue Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares.  A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.  These accounts are subject to complex rules, and you should consult your tax advisor about the tax consequences of investing through a tax-deferred account.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend or redemption proceeds.  Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.

Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

39

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS -- ALL FUNDS (continued)

Each Fund is required to report to the IRS and shareholders the “cost basis” of shares purchased after January 1, 2012 that are subsequently redeemed, exchanged or sold.  These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such a C corporations).

If you hold Fund shares through a broker (or other nominee) that were purchased on or after such date, please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.  If you purchase Fund shares directly from us on or after January 1, 2012, cost basis will be calculated using the Fund’s default method of first in first out, unless you instruct the Fund to use a different IRS-accepted cost basis method.  Please note that you will continue to be responsible for calculating and reporting the cost basis of Fund shares that were purchased prior to January 1, 2012.  Fund shareholders should consult their tax advisors regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

This summary is general and is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares.  Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in a Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption or exchange of your shares.

40

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES -- ALL FUNDS

Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.  Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities.  Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change.  Specifically, the Funds’ transfer agent will review reports that detail all redemption and exchange transactions that exceed a pre-determined value during a 30-day period.  Further, with respect to the Funds’ omnibus accounts, each Fund may request information from brokers maintaining omnibus accounts about the underlying transactions to determine which transactions exceed the pre-determined value during a 30-day period.  The Funds have a committed staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy.  Though this involves judgments that are inherently subjective and involve some selectivity in their application, the Funds seeks to make judgments that are consistent with the interests of the Fund’s shareholders.  Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities.  Neither the Funds nor the advisor will be liable for any losses resulting from rejected purchase orders.  The advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although each Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices.  There can be no guarantee that a Fund will be able to identify or limit these activities.  Omnibus account arrangements are common forms of holding shares of the Funds.  While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Fund, and the intermediaries have agreed to provide transaction information to each Fund upon request, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries.  For example, should it occur, a Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases and redemptions on behalf of all their customers.  More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy.  If a Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant.  At the request of Wellesley, the service providers may take immediate action to stop any further short-term trading by such participants.

41

DISTRIBUTION OF SHARES -- ALL FUNDS

Distribution Fees

Each Class A and each Class C of a Fund has adopted a separate 12b-1 Plan that allows the Fund to use part of the assets of that class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities.  The 12b-1 Plans also allow the Funds to pay the distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the distributor to provide these services.

For these services under the Class A 12b-1 Plan of the Miller Convertible Bond Fund, the distributor is paid on a monthly basis an annual amount equal to 0.50% of such Fund’s average net assets attributable to Class A shares.  For these services under the Class A 12b-1 Plan of each of the other Funds, the relevant Fund pays the distributor on a monthly basis an annual amount equal to 0.25% of its average net assets attributable to Class A shares.  Under the Class C 12b-1 Plan of all three Funds, the relevant Fund pays the distributor on a monthly basis an annual amount equal to 1.00% of the applicable Fund’s average net assets attributable to Class C shares.  These fees are used by the distributor to pay your financial intermediary and offset amounts owed to the distributor under the distribution agreement.

The distributor generally will, in turn, pay your financial intermediary out of its fees.  The distributor retains the distribution and service fees on accounts with no authorized intermediary of record and pays the excess to the advisor after deducting the fees owed to it under the distribution agreement.  The fees payable under each 12b-1 Plan are payable without regard to actual expenses incurred, which means that a profit may be earned under the 12b-1 Plans by the advisor as the ultimate recipient of fees remaining after payments to financial intermediaries and the distributor.  Because Class A and Class C shares of each Fund pay these fees out of their assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Additional Compensation to Financial Intermediaries

The Funds’ advisor may provide additional compensation to brokerage firms and financial intermediaries out of its own assets (which may come directly or indirectly from the Funds).  This compensation is in addition to amounts you may pay pursuant to a 12b-1 Plan or as a sales commission on Class A shares.  It is also in addition to amounts that may be paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by certain financial intermediaries.  Payments by the advisor out of its own assets may be made, at its discretion, to brokerage firms and financial intermediaries who have sold shares of a Fund.  The level of payments made to dealers in any given year will vary, but may be significant.  Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services.  Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients.  The advisor determines the cash payments described above in its discretion in response to requests from brokerage firms and financial intermediaries, based on factors it deems relevant.  (A number of factors will be considered in determining payments, including the sales, assets, and share class utilized and the quality of its relationship with the advisor).  The advisor will, on an annual basis, determine the advisability of continuing these payments.  It may also pay expenses associated with meetings conducted by brokerage firms and financial intermediaries that facilitate educating financial advisers and shareholders about the Funds.

Householding

To reduce expenses, we mail only one copy of the Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call your Fund at 1-877-441-4434 on days the Fund is open for business or contact your financial institution.  We will begin sending you individual copies thirty days after receiving your request.

42

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of your Fund during the past five years (or such shorter period since the Fund’s or Class’ inception).  No information is provided for Miller Convertible Plus Fund and Miller Intermediate Bond Fund which had not commenced operations prior to the date of this Prospectus.  Certa in information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Miller Convertible Bond Fund (assuming reinvestment of all dividends and distributions).  The information for the two most recently completed fiscal years has been audited by Deloitte & Touche LLP,  independent registered public accounting firm,  and periods prior to October 31, 2011were audited by the Fund’s previous independent registered public accountants.  The report of the  independent registered public accounting firm, along with the Fund’s financial statements,  are included  in the Fund’s October 31, 2013 Annual Report, which is available at no charge upon request.

	Class A
	Six Months
	Ended		Year Ended October 31,
	April 30, 2014		2013	2012	2011		2010		2009
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.55		$ 10.70	$ 10.76	$ 11.22		$ 10.09		$ 7.63
Increase from operations:
Net investment income (a)	0.06		0.31	0.23	0.13		0.27		0.38
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.84	0.25	(0.24)		1.25		2.17
Total from operations	0.88		2.15	0.48	(0.11)		1.52		2.55
Distributions to shareholders from:
Net investment income	(0.12)		(0.30)	(0.24)	(0.32)		(0.39)		(0.09)
Net realized gain	(0.49)		-	(0.30)	(0.03)		-		-
Total distributions	(0.61)		(0.30)	(0.54)	(0.35)		(0.39)		(0.09)

Net Asset Value, End of Period	$ 12.82		$ 12.55	$ 10.70	$ 10.76		$ 11.22		$ 10.09

Total Return (b)	7.29%		20.33%	4.18%	(0.92)%		15.36%		33.75%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 281,643		$ 219,218	$165,595	$213,763		$ 116,490		$ 57,730
Ratio of expenses to average net assets,
before reimbursement/recapture	1.43%	(c)	1.50%	1.48%	1.48%		1.68%		1.95%
net of reimbursement/recapture	1.43%	(c)	1.50%	1.48%	1.53%	(d)	1.75%	(d)	1.75%
Ratio of net investment income
to average net assets	0.92%	(c)	2.69%	2.12%	1.17%	(d)	2.59%	(d)	4.17%
Portfolio turnover rate	45%		104%	59%	69%		84%		60%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

43

FINANCIAL HIGHLIGHTS

	Class C
	Six Months
						December 1, 2009 *
	Ended		Year Ended			Through
	April 30, 2014		2013	2012	2011	October 31, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.50		$ 10.67	$ 10.73	$ 11.17	$ 10.23
Increase from operations:
Net investment income (a)	0.03		0.25	0.17	0.08	0.31
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.84	0.25	(0.23)	1.03
Total from operations	0.85		2.09	0.42	(0.15)	1.34
Distributions to shareholders from:
Net investment income	(0.10)		(0.26)	(0.18)	(0.26)	(0.40)
Net realized loss	(0.49)		-	(0.30)	(0.03)	-
Total distributions	(0.59)		(0.26)	(0.48)	(0.29)	(0.40)

Net Asset Value, End of Period	$ 12.76		$ 12.50	$ 10.67	$ 10.73	$ 11.17

Total Return (b)	7.06%		19.77%	5.35%	(1.27)%	13.45%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 56,949		$ 43,998	$ 30,855	$ 28,056	$ 9,821
Ratio of expenses to average net assets,
before reimbursement	1.93%	(c)	2.00%	1.98%	1.98%	2.20%	(c)
net of reimbursement	1.93%	(c)	2.00%	1.98%	1.98%	2.20%	(c)
Ratio of net investment income
to average net assets	0.42%	(c)	2.19%	1.62%	0.72%	2.34%	(c)
Portfolio turnover rate	45%		104%	59%	69%	84%

__________
*Commencement of Operations
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.

(c) Annualized.

44

FINANCIAL HIGHLIGHTS

	Class I
	Six Months
	Ended		Year Ended October 31,
	April 30, 2014		2013	2012	2011		2010		2009
	(Unaudited)
Net Asset Value, Beginning of Period	$ 12.59		$ 10.73	$ 10.82	$ 11.29		$ 10.19		$ 7.68
Increase from operations:
Net investment income (a)	0.09		0.37	0.28	0.19		0.34		0.44
Net gain (loss) from securities
(both realized and unrealized)	0.82		1.85	0.25	(0.23)		1.25		2.18
Total from operations	0.91		2.22	0.53	(0.04)		1.59		2.62
Distributions to shareholders from:
Net investment income	(0.18)		(0.36)	(0.32)	(0.40)		(0.49)		(0.11)
Net realized gain	(0.49)		-	(0.30)	(0.03)		-		-
Total distributions	(0.67)		(0.36)	(0.62)	(0.43)		(0.49)		(0.11)

Net Asset Value, End of Period	$ 12.83		$ 12.59	$ 10.73	$ 10.82		$ 11.29		$ 10.19

Total Return (b)	7.53%		20.95%	4.79%	(0.39)%		16.07%		34.48%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 230,609		$ 129,282	$ 57,387	$ 41,666		$ 21,512		$ 9 ,744
Ratio of expenses to average net assets,
before reimbursement/recapture	0.93%	(c)	1.00%	0.98%	0.98%		1.18%		1.65%
net of reimbursement/recapture	0.93%	(c)	1.00%	0.98%	1.00%	(d)	1.18%	(d)	1.21%
Ratio of net investment income
to average net assets	1.42%	(c)	3.19%	2.62%	1.70%	(d)	3.18%	(d)	4.69%
Portfolio turnover rate	45%		104%	59%	69%		84%		60%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.  Total returns for periods less than one year are not annualized.   Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c) Annualized.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

45

PRIVACY NOTICE -- ALL FUNDS

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

  The types of personal information we collect and share depend on the product or service you have with us.  This information can include:

•

Social Security number

•

Purchase History

•

Assets

•

Account Balances

•

Retirement Assets

•

Account Transactions

•

Transaction History

•

Wire Transfer Instructions

•

Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

46

PRIVACY NOTICE -- ALL FUNDS (continued)

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

•

Open an account

•

Provide account information

•

Give us your contact information

•

Make deposits or withdrawals from your account

•

Make a wire transfer

•

Tell us where to send the money

•

Tells us who receives the money

•

Show your government-issued ID

•

Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•

Affiliates from using your information to market to you

•

Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Miller Investment Trust does not jointly market.

56

Advisor	Wellesley Investment Advisors, Inc. The Wellesley Office Park 20 William Street Wellesley, MA 02481
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 68130
Legal Counsel	Seward & Kissel LLP 901 K Street, N.W. Suite 800 Washington, D.C. 20001
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, NE 68130
Custodian	The Bank of New York Mellon One Wall Street New York, NY 10286

Additional information about the Funds, is included in the Funds’ SAI.  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Funds’ policies and management.  Additional information about the Funds’ investments is available in the Funds’ Annual and Semi-Annual Reports to Shareholders.  In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the Annual Report or the Semi-Annual Report (once available), to request other information about a Fund, or to make shareholder inquires about your Fund, please call 1-877-441-4434 or visit www.TheMillerFamilyOfFunds.com.  You may also write to the name of your Fund at the following address:

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

You may review and obtain copies of the Funds’ information at the SEC’s Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about each Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Miller Convertible Bond Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131
Miller Convertible Plus Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131
Miller Intermediate Bond Fund 17605 Wright St. • Suite 2 • Omaha, NE 68130 1-877-441-4434	File No. 811-22131

TICKER SYMBOL BY CLASS
	A	C	I
MILLER CONVERTIBLE BOND FUND	MCFAX	MCFCX	MCIFX
MILLER CONVERTIBLE PLUS FUND	MCPAX	MCPIX	MCCCX
MILLER INTERMEDIATE BOND FUND	MIFAX	MIFIX	MIFCX

STATEMENT OF ADDITIONAL INFORMATION

January 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the combined prospectus, dated January 1, 2015 (the “Prospectus”), of the Miller Convertible Bond Fund, Miller Convertible Plus Fund and Miller Intermediate Bond Fund (individually, a “Fund” and collectively, the “Funds”).  The financial statements, accompanying notes and the report of the independent registered public accounting firm appearing in   Miller Convertible Bond Fund’s Annual Report for the fiscal period ended October 31, 2013 (“Annual Report”) are incorporated by reference in this SAI.  You can obtain copies of a Fund’s Prospectus and, when available, Annual or Semi-Annual Report without charge by contacting the Funds’ Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling 1-877-441-4434.  You may also obtain a Prospectus by visiting www.TheMillerFamilyOfFunds.com.

TABLE OF CONTENTS

THE FUNDS	3
TYPES OF INVESTMENTS	4
INVESTMENT RESTRICTIONS	29
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	34
MANAGEMENT	36
CONTROL PERSONS AND PRINCIPAL HOLDERS	41
INVESTMENT ADVISOR	43
DISTRIBUTION OF SHARES	46
PORTFOLIO MANAGERS	52
ALLOCATION OF PORTFOLIO BROKERAGE	53
PORTFOLIO TURNOVER	54
FUND ADMINISTRATION	54
TRANSFER AGENT	56
CUSTODIAN	56
CUSTODY ADMINISTRATOR	56
COMPLIANCE SERVICES	57
DESCRIPTION OF SHARES	57
ANTI-MONEY LAUNDERING PROGRAM	58
PURCHASE, REDEMPTION AND PRICING OF SHARES	58
TAX STATUS	61
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69
LEGAL COUNSEL	69
FINANCIAL STATEMENTS	69
APPENDIX A – DESCRIPTION OF BOND RATINGS	71
APPENDIX B –ADVISOR’S PROXY VOTING POLICIES AND PROCEDURES	75

THE FUNDS

Each of the Funds is a series of Miller Investment Trust, a Delaware statutory trust organized on September 28, 2007 (the “Trust”).  Each Fund is registered as an open-end, diversified management investment company.  The Trust is governed by its Board of Trustees (the “Board” or “Trustees”), which serves in that capacity for each Fund.

The Miller Convertible Fund was established in 2007.  In January 2014 it changed its name to the Miller Convertible Bond Fund.  The Miller Convertible Plus Fund and Miller Intermediate Bond Fund were established in April 2014.

Each Fund may issue an unlimited number of shares of beneficial interest.  All shares of each Fund have equal rights and privileges.  Each share of a Fund is entitled to one vote on all matters as to which shares of that Fund are entitled to vote, provided that when the interests of one class of shares differ from the interests of any other class, the shareholders of each differing class will vote separately on such matter (as described below).  In addition, each share of a Fund is entitled to participate equally with other shares of that Fund (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each class of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.

The Miller Convertible Bond Fund’s shares are divided into four classes (Class A, C, I and Advisor Class).  The Fund is not currently offering Advisor Class shares and no Advisor Class shares are outstanding.  The shares of Miller Convertible Plus Fund and Miller Intermediate Bond Fund are divided into three classes (Class A, C and I), all of which are currently offered for purchase.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth in the Prospectus.  Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of its outstanding voting securities.  However, shareholders of the Miller Convertible Bond Fund will be given notice at least 60 days prior to any such change.

The following pages contain more detailed information about the types of instruments in which each Fund may invest and strategies Wellesley Investment Advisors, Inc. (“Wellesley” or the “Advisor”) may employ in pursuit of each Fund’s investment objective.  Unless otherwise noted, an investment strategy and related risks described below are applicable to all Funds.

Equity Securities

Equity securities in which each Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred Stock.  Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Convertible Securities.  The Funds may invest in convertible securities, including non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period.  Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.  While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants.  The Funds may invest in warrants.  Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time.  Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual.  However, most warrants have expiration dates after which they are worthless.  In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them.  The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts.  The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer.  ADRs, in registered form, are designed for use in U.S. securities markets.  Unsponsored ADRs may be created without the participation of the foreign issuer.  Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR.  The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Funds may invest in foreign securities, directly or indirectly through exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

The value of foreign securities may also be affected by the value of the local currency relative to the U.S. dollar.  To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Funds may purchase emerging market securities, directly or indirectly through ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

Debt Securities

The Funds may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk.  Debt securities have varying levels of sensitivity to changes in interest rates.  In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall.  Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks.  The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price.  In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.  Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk.  Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuer of more highly rated securities.

Extension Risk.  The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected.  This may happen when there is a rise in interest rates.  These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk.  Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets.  Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal.  Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates.  One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates.  These prepayments would have to be reinvested at lower rates.  As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates.  Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates.  Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value.  Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances.  The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper.  The Funds may purchase commercial paper.  Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes.  The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes.  The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower.  It permits daily changes in the amounts borrowed.  The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note.  The issuer may prepay at any time and without penalty any part of or the full amount of the note.  The note may or may not be backed by one or more bank letters of credit.  Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them.  Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.  Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations.  The Funds may invest in insured bank obligations.  The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000.  The Funds may purchase bank obligations that are fully insured as to principal by the FDIC.  Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured.  Insured bank obligations may have limited marketability.

United States Government Obligations.  These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds.  Such securities are direct obligations of the United States government and differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.  The Funds may also invest in Treasury Inflation-Protected Securities (“TIPS”).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same.  TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency.  These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future.  Agencies include, among others, the Federal Housing Administration, government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United

States, Maritime Administration, and General Services Administration.  Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service.  These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Mortgage Pass-Through Securities.  Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates).  Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life.  Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans.  These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.  A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities.  The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets.  The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index.  There are two main categories of indices: (1) those based on U.S. Treasury securities and (2) those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates.  Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels.  Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors.  The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan.  Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes.  These payment caps may result in negative amortization, harming a Fund’s performance.  The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans.  Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

The Funds may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard & Poor’s Rating Group, and Ba1 or lower by Moody’s Investor Services and BB+ or lower by Fitch Ratings).  Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.  The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative.  There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities.  Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt.  These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments.  In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness.  If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities.  Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments.  During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile.  The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.  For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities.  If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable.  In addition, the lower rated investments may be thinly traded and there may be no established secondary market.  Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities.  Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities.  In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times.  As a result, a Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds.  As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds.  New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities.  These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date.  The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities.  These bear no interest obligation but are issued at a discount from their value at maturity.  When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities.  These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds.  These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities.  These are bonds or preferred stock that may be converted to common stock.

Preferred Stock.  These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments.  These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings.  In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The Fund may hold such common stock and other securities even if it does not invest in such securities.

Securities of Other Investment Companies

Each Fund’s investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.  By investing in other investment companies indirectly through the Fund, a shareholder bears not only a proportionate share of the expenses of the Fund but also may indirectly bear similar expenses of the underlying investment companies.  Due to legal limitations, each Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including an ETF’s) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall; unless: (i) permitted by the 1940 Act and the rules thereunder or (ii) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the U.S. Securities and Exchange Commission (“SEC”) and the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.  In addition to ETFs, each Fund may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end funds, within the limitations described above.

Closed-End Investment Companies.  The Funds may invest its assets in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth above.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price.  Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets.  Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market.  Each Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.  The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital.  The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares.  This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market.  A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders.  The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.  The Funds and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that, in most circumstances, an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund’s outstanding securities during any period of less than 30 days.  Shares held by a Fund in excess of 1% of an underlying fund’s outstanding securities therefore, may be considered not readily marketable securities and limited, together with the Fund’s other illiquid securities, to 15% of the Fund’s total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC.  In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of the Fund and its Advisor.  Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund.  The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds.  ETFs are generally passive funds that track their related index and have the flexibility of trading like a security.  They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends.  Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets.  The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated.  ETFs share many similar risks with open-end and closed-end funds.

There is an additional risk that an ETF in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire NAV falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”).  REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate.  A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.”  An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales.  A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments.  A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.  Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks.  The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.  Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.  Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks.  Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold.  In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation.  REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Certain Investment Techniques and Derivatives Risk

When the Advisor uses investment techniques such as borrowing, margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the applicable Fund may be more volatile than investments in other mutual funds.  The intention of each Fund is, to the extent consistent with its investment policies and restrictions, to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes.  However, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.

Leverage

All of the Funds may employ certain investment techniques that can create leverage, including selling (or writing) put and call options; buying and selling futures contracts; entering into swap agreements or short sales; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and other similar trading practices.  In addition, leverage may be embedded in certain securities purchased by the Funds, including some investment companies.  The use of leverage creates an opportunity for increased income and capital appreciation, but also magnifies the effects of changes in the markets and make the Fund’s share price more sensitive to market movements.  Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.  Leverage can also create liabilities that requires a Fund to pay interest or fees, which may be greater than the income or gain received by the Fund from the investments made with the leverage proceeds.  The SEC takes the position that transactions that have a leveraging effect on the capital structure of a mutual fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act, as described below.

Borrowing

In addition to the techniques described above, Miller Convertible Plus Fund may employ leverage in the form of borrowings for investment purposes.  Under normal circumstances, the Fund intends to leverage its portfolio with such borrowings from banks to increase the potential for gain from favorable securities selection.  A fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction.  Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary or emergency purposes.  Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage.  If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Like all leverage, borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio.  Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased.  Although not true of its initial credit facility, the Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.  During any periods of rising inflation or interest rates, the borrowing costs associated with the Fund’s use of leverage would likely increase.

The Fund will generally pay higher advisory fees during periods in which the Fund is using leverage because its advisory fee is calculated on the basis of the Fund’s “managed assets” (which include assets attributable to borrowings), not net assets (which do not include borrowing).  This means that Wellesley will have a financial incentive to increase the Fund’s use of leverage.

 A credit facility may give the lender the right to call its loan and demand the return of funds at any time, in which case the Fund could be forced to liquidate assets on unattractive terms to satisfy its obligations.  There is no guarantee that the Fund would be able to find an alternative line of credit on suitable terms to replace a terminated loan, and the Fund may forego investment opportunities that it would otherwise generally purchase with borrowed money.  A credit facility may require the borrower to enter into covenants relating to asset coverage or portfolio composition or otherwise.  As a result, the Fund could be subject to restrictions that are more stringent than those imposed by the 1940 Act.  The Fund could also be required to pledge its assets as collateral.

The Fund expects to maintain one credit facility with a financial institution, Barclays Bank PLC, New York Branch, pursuant to the credit agreement described under “Credit Facilities”.  The Fund is permitted to negotiate one or more additional or alternative credit facilities with other financial institutions in the future.

Derivatives Generally

Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement.  Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.  In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of certain derivatives, including futures contracts, options on futures contracts, certain forward contracts and swap agreements (generally, “commodity interests”).  Historically, advisers of registered investment companies trading commodity interests have been excluded from regulation as commodity pool operators (“CPOs”) pursuant to Regulation 4.5.  Following enactment of the Dodd-Frank Act, the Commodity Futures Trading Commission (“CFTC”) amended Regulation 4.5 to dramatically narrow this exclusion.  The Trust, on behalf of the Fund, has filed with the National Futures Association a notice of reliance on this exclusion and, accordingly, the Advisor is not subject to regulation or registration as a commodity pool operator.

Under the amended Regulation 4.5 exclusion, each Fund’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions does not exceed 5% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase), or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions).  Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests.

Any trading of commodity interests by the Fund will comply with one of the two alternative limitations described above.  Complying with the limitations may restrict the Fund’s ability to use derivatives as part of its investment strategies and may subject the Fund to additional costs, expenses and administrative burdens.

Options

The Funds may purchase and write (i.e., sell) put and call options.  Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation.  Options trading is a highly specialized activity that entails greater than ordinary investment risk.  Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security.  The premium paid to the writer is in consideration for undertaking the obligation under the option contract.  A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is typically delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.  A stock index fluctuates with changes in the market value of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®.  Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written.  A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument.  The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.  There is no assurance that a liquid secondary market will exist for any particular option.  An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise.  In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid.  If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold).  If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.  There are several risks associated with transactions in options.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices.  It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.  Transactions using options (other than options that the Fund has purchased) expose a Fund to an obligation to another party.  The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above.  The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount.  Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets.  As a result, the commitment of a large portion of the Fund’s assets to cover or segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options on Futures Contracts.  The Funds may purchase and sell options on the same types of futures in which it may invest.  Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made.  Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.  Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Funds expect to earn interest income on their margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date.  If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss.  Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date.  Settlement of a stock index futures contract may or may not be in the underlying instrument or index.  If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Swap Agreements

The Funds may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange.  The Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.  The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether a Fund’s use of swap agreements enhances the Fund’s total return will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, the Fund bears the risk of loss of up to the full amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  The Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines.  The swap market has become subject to increasing government regulation that could subject the Fund to additional costs, expenses and administrative burdens.

Short Sales

The Funds may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities.  A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Fund’s net assets.  This percentage may be varied by action of the Board of Trustees.  A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis.  In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account.  Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment.  In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives.  Because each Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction.  If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a taxable capital gain or loss.  When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade.  Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASDAQ Stock Market.

Under guidelines adopted by the Trust’s Board, the Funds’ Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Advisor will also determine that the paper: (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.  Securities lending involves risks of delays in recovery and even loss of rights in the collateral should the borrower fail financially.

Repurchase Agreements

The Funds may enter into repurchase agreements.  In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank.  Any such dealer or bank must be deemed creditworthy by the Advisor.  At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date.  The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase.  In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities.  Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price including the interest factor.  Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by a Fund to invest excess cash or as part of a temporary defensive strategy.  Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities.  In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses.  These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Temporary Defensive Investments

Under unusual market, political or economic conditions, each Fund may, for temporary defensive purposes, invest up to 100% of its total assets, without limitation, in money market instruments, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, highly rated commercial paper or other fixed-income securities deemed by the Advisor to be consistent with a defensive posture, or may hold its assets in cash.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted certain investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  These investment restrictions are set forth below for each Fund.

For Miller Convertible Bond Fund:

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

For each of Miller Convertible Plus Fund and Miller Intermediate Bond Fund:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:

1.  Borrowing.

borrow money.

2.  Senior Securities.

issue senior securities.

3.  Underwriting.

underwrite the securities of other issuers.

4.  Real Estate.

purchase or sell real estate.

5.  Commodities.

purchase or sell commodities.

6.  Loans.

make loans.

7.  Concentration.

purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

See “Additional Information” below for a summary of what is currently required or permitted by the 1940 Act (and the rules and regulations thereunder, and staff interpretive guidance thereof).

Non-Fundamental Investment Policies

In addition to the above, each Fund has certain investment policies that are considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders.  These investment policies are set forth below for each Fund.

For Miller Convertible Bond Fund:

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, or futures contracts.

4.  Illiquid Investments.  The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.  80% Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in convertible bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% non-fundamental investment policy.

For Miller Convertible Plus Fund:

1.  80% Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in convertible bonds.  Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% non-fundamental investment policy.

For Miller Intermediate Bond Fund:

1.  80% Policy.  Under normal circumstances, the Fund will invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in a portfolio of bonds with a dollar-weighted average maturity of between three and ten years.  Shareholders will be provided with at least 60 days’ prior notice of any change in the Fund’s 80% non-fundamental investment policy.

Additional Information

The information below is not part of any Fund’s fundamental or non-fundamental policies.  This information is intended to provide a summary of what is currently required or permitted by the 1940 Act, and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Funds.  Where applicable, information is also provided regarding the Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.  Such information is limited in applicability to Miller Convertible Bond Fund by any more restrictive policies described above.

For purposes of fundamental policy (1), a Fund may borrow money in amounts of up to 33⅓% of its total assets from banks for any purpose.  Additionally, a Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (2), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).  Further, to the extent a Fund covers its commitments under certain types of agreements and transactions – including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices  – by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

For purposes of fundamental policy (3), the policy will not apply to a Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of Fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policies (4) and (5), a Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities.  Further, the Funds do not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the Fund may not lend more than 33⅓% of its total assets, provided that this limitation shall not apply to the Fund’s purchase of debt obligations.

For purposes of fundamental policy (7), a Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.  This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund will disclose its portfolio holdings by mailing its Annual and Semi-Annual reports to shareholders approximately two months after the end of the fiscal year and Semi-Annual period.  In addition, each Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Each Fund may, from time to time, make available month end portfolio holdings information on its website at www.wellesleyinvestment.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

Each Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg, approximately two months after the end of each quarter/semi-annual period, a complete schedule of the Fund’s portfolio holdings as of the last day of the quarter/semi-annual period.

Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor.  Personnel of the Advisor, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

•

The Bank of New York Mellon.  The Bank of New York Mellon is the custodian for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for each Fund.

•

Barclays Bank PLC, New York Branch.

Barclays Bank PLC, New York Branch provides a line of credit to Miller Convertible Plus Fund, which borrows money to leverage its investment portfolio.  The personnel of BNP Paribas have daily access to the portfolio holdings of Miller Convertible Plus Fund to monitor collateral pledged in connection with the line of credit.

•

Deloitte & Touche, LLP.  Deloitte & Touche, LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of each Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

•

Seward & Kissel LLP.  Seward & Kissel LLP is counsel to the Funds; therefore its personnel have access to the Funds’ portfolio holdings in connection with the review of each Fund’s Annual and Semi-Annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Funds’ Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential.  There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings.  In no event shall the Funds, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Funds’ Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.  Some of the separate accounts managed by Wellesley may follow a substantially similar and, in some cases, identical investment strategy to that of a Fund and therefore have similar and potentially identical, portfolio holdings, to those of such Fund.  Separate account clients typically have unrestricted access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies.

MANAGEMENT

The business of each Fund is carried out by the Trust, acting on its behalf, under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request.  The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”).  Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer.  The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes.  The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Greg Miller, who has served as the Chairman of the Board, President and Treasurer since the Trust was organized in 2007.  Mr. Miller is an “interested person” as defined in the 1940 Act, as amended, by virtue of his controlling interest in Wellesley Investment Advisors, Inc. (the Trust’s investment adviser).  The Independent Trustees have not selected a Lead Independent Trustee.  Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Governing Documents, the Chairman of the Board/President is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, and, more generally, in-practice (c) execution and administration of Trust policies including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings.  Generally, the Trust believes it best to have a single leader who is seen by shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman/President together with the Audit Committee and Nominating Committee and the full Board of Trustees, provide effective leadership that is in the best interests of the Trust and each  shareholder of the Funds because of the Board’s collective business acumen and understanding of the regulatory framework under which investment companies must operate.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miller and three Independent Trustees with a standing independent Audit Committee with a separate chair.  The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information, and the Audit Committee’s communications with the Trust’s independent registered public accounting firm.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes, and (iv) skills.  Mr. Miller has over 30 years of business experience including executive positions in the investment management and accounting services businesses.  Mr. Miller holds the Certified Public Accountant designation as well as a B.S. degree in Business Administration from Boston University and a Master’s of Business Administration in Finance from Babson College.  Mr. Miller began his career with PricewaterhouseCoopers (formerly Coopers & Lybrand), an international accounting and consulting firm.  Subsequently, he formed his own CPA firm, and for twenty-five years provided a broad range of financial and consulting services to established businesses, professionals, and executives.  Mr. Miller possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and his extensive experience in the investment management industry.  Mr. Michael Blank has over 20 years of business experience in the real estate development, brokerage and management industry as well as extensive experience in the commercial printing business.  Mr. Blank also serves on the Executive Board of JNF’s New England Region (a non-profit organization).  Mr. Blank holds a B.A. degree from George Washington University.  Additionally, he is a past president of the Printing Industries of New England, and past president of the Graphic Arts Credit Union.  Mr. Neal Chorney, who also serves as the Chairperson of the Audit Committee, has over 30 years of business experience including positions in the commercial lending divisions of banks and a specialty financial services company.  Mr. Chorney holds a B.S.B.A. in Management from the Suffolk University Sawyer School of Management.  Mr. Daniel Mainzer, has over 20 years of professional experience in the accounting services field and holds the Certified Public Accountant designation.  He is a member of the American Institute of Certified Public Accountants and Massachusetts Society of Certified Public Accountants.  Mr. Mainzer holds a B.S. degree in Accounting from the University of Massachusetts and also holds a Master of Science degree in Taxation from Bentley College.  Each of the Independent Trustees possesses an understanding of the regulatory framework under which investment companies must operate based on their service to this Board.  The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes the Board highly effective.

Following is a list of the Trustees and executive officers of the Trust (each, an “Officer”) and their principal occupation over the last five years.  Each Trustee and Officer of the Trust serves in that capacity with respect to all Funds.  Unless otherwise noted, the address of each Trustee and Officer is 20 William Street, Wellesley, MA 02481.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948 c/o Sunrise Financial Group 139 Orange Street New Haven, CT 06510	Trustee Since 2007	Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – Present) (commercial and investment real estate lending); Vice President – Loan Review, The Bank of Southern Connecticut (2003 – 2006) (community bank); Self-Employed (2002 – 2003) (banking consultant)	3	None
Daniel Mainzer 1963 Flanigan, Cotillo & Mainzer, LLP 1881 Worcester Road, Suite 200 Framingham, MA 01701	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2010 –Present), Principal, KLR & Co (2009 –2010), Partner, Sullivan Shuman & Freedberg LLC (2002 – 2009) (certified public accounting firms)	3	None
Michael Blank 1950 c/o Braintree Street Realty 119 Braintree Street, Suite 502 Boston, MA 02134	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties (2011-Present)	3	Board of Directors JNF New England (2012-Present); Trustee, Rivermoor Realty Trust (1991-2011)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949 The Wellesley Office 20 William Street Wellesley, MA 02481	Trustee, President, and Treasurer Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm)	3	None
Darlene Murphy 1962	Secretary Since 2007	President, Wellesley Investment Advisors, Inc. (January 2011- Present) (registered investment advisory firm), President, Sudbury Wealth Management. (2009 – 2010)	N/A	N/A

President, Wellesley Investment Advisors, Inc. (1991 – 2009) (registered investment advisory firm)
Michael J. Wagner 1950 80 Arkay Drive. Hauppauge, NY 11788	Chief Compliance Officer Since 2007

President (2006 – Present) and Senior Vice President (2004 – 2006), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds); Vice President, GemCom, LLC (2004 – Present) (provides Edgar services to mutual funds); President (2004 – 2006) and Chief Operating Officer (2003 – 2006).

			N/A	N/A
James Colantino 1969 80 Arkay Drive Hauppauge, NY 11788	Assistant Treasurer Since 2007	Vice President from 2004 to Present; Senior Fund Administrator from 1999 to 2004, Gemini Fund Services, LLC	N/A	N/A

*The term of office for each Trustee and Officer listed above will continue indefinitely.

**The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three series offered in the Prospectus.

***Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Fund’s Advisor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act.  The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the fiscal year ended October 31, 2014, the Audit Committee held four meetings.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act.  The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Nominating Committee generally will not consider shareholder nominees.  During the fiscal year ended October 31, 2014, the Nominating Committee did not hold any meetings.

Compensation

Effective May 1, 2014, each Trustee who is not affiliated with the Trust or the Advisor receives an annual retainer fee of $15,000 (pro-rated for partial years), as well as $3,000 for each regular meeting attended in-person or by telephone, and $1,500 for each in-person special meeting and $750 for each telephonic special meeting.  Also effective May 1, 2014, the Independent Trustees receive a fee of $2,000 for each regular or special meeting of the Audit Committee (be it telephonic or in-person), and the chair of the Audit Committee receives an additional payment of $2,500 as an annual retainer fee for serving in that capacity.  None of the Officers receive compensation from the Trust.

The table below describes the amount of compensation the Trustees received from the Miller Convertible Bond Fund for the fiscal year ended October 31, 2014, the aggregate compensation paid to each of the Trustees for the fiscal year ended October 31, 2014, and the estimated compensation to be paid to the Trustees by the Miller Convertible Plus Fund and Miller Intermediate Bond Fund for the fiscal period ending October 31, 2015.  Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Compensation From Miller Convertible Bond Fund	Compensation From Miller Convertible Plus Fund**	Compensation From Miller Intermediate Bond Fund**	Aggregate Compensation From Trust
Neal Chorney	$26,250	$8,750	$8,750	$26,250
Daniel Mainzer	$24,750	$8,250	$8,250	$24,750
Michael Blank	$24,750	$8,250	$8,250	$24,750
Greg Miller*	$0	$0	$0	$0

*This Trustee is deemed to be an ”interested person” as defined in the 1940 Act as a result of his affiliation with Wellesley Investment Advisors, Inc. (the Fund’s Advisor).

** Estimated amounts for the fiscal period ending October 31, 2015.  The estimated compensation with respect to each Fund has been calculated by dividing the aggregate compensation to be paid by the Trust by three, which represents the three series of the Trust.

Sales charges applicable to purchases of Class A shares may be waived for current and former Trustees and officers of the Fund, their families (e.g., spouse, children, mother or father) and any purchases they refer through Wellesley.  Sales charges may also be waived for employees of Wellesley and their families.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and the Trust as of December 31, 2013.

Name of Trustee	Dollar Range of Equity Securities in:			Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Miller Convertible Bond Fund	Miller Convertible Plus Fund**	Miller Intermediate Bond Fund**
Neal Chorney	$50,001 to $100,000	-	-	$50,001 to $100,000
Daniel Mainzer	$1 to $10,000	-	-	$1 to $10,000
Michael Blank	over $100,000	-	-	over $100,000
Greg Miller*	over $100,000	-	-	over $100,000

*This Trustee is deemed to be an “interested person” as defined in the 1940 Act as a result of his affiliation with Wellesley Investment Advisors, Inc. (the Fund’s Advisor).

** No shares were owned of Miller Convertible Plus Fund or Miller Intermediate Bond Fund which had not yet been established.

Management Ownership

As of December 31, 2013, the Trustees and Officers, as a group, owned less than 1% of each Fund’s outstanding shares.  None of the non-interested Trustees, or their immediate family members, own any shares in the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.

CONTROL PERSONS AND PRINCIPAL HOLDERS

With respect to each of Miller Convertible Plus Fund and Miller Intermediate Bond Fund, as of the date of this SAI, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than Greg Miller, who owned 100% of the Class A shares, Class C shares and Class I shares of the Miller Convertible Plus Fund and 100% of the Class A shares, Class C shares and Class I shares of the Miller Intermediate Bond Fund.  The address of Mr. Miller is 20 William Street, Wellesley, MA 02481.  Because Mr. Miller had control, directly or indirectly, of more than 25% of the voting securities of the Funds as of that date, each Fund could be deemed under its control.  However, it is expected that since the Funds commenced operations on the date of this SAI and their shares are sold to the public, such control will be diluted over time.

With respect to Miller Convertible Bond Fund, as of December 5, 2014, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except:

Name & Address	Ownership	Shares	Percentage of Fund

Class A shares
UBS WM USA 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086	Beneficial	12,954,473.9980	54.40%

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	Beneficial	2,818,275.9440	11.83%

Class C shares
UBS WM USA 1000 Harbor Boulevard, 5th Floor Weehawken, NJ 07086	Beneficial	2,446,115.1660	46.63%

Class I shares
Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4122	Beneficial	8,606,297.7710	30.22%

LPL Financial PO Box 509046 San Diego, CA 92150-9046	Beneficial	1,513,920.6020	5.32%

Ledyard & Co 2 Maple Street Hanover, NH 03755	Beneficial	2,545,953.4120	8.94%

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  The Advisor, through discretionary accounts it manages that invest in Miller Convertible Bond Fund, may be deemed to control the Fund.

INVESTMENT ADVISOR

The advisor of the Funds is Wellesley Investment Advisors, Inc. (the “Advisor”), located at 20 William Street, Wellesley, MA 02481.  Greg Miller and Darlene Murphy are the controlling shareholders of the Advisor.

General:

Pursuant to the Investment Management Agreement and Investment Advisory Agreements described below (the “Agreements”), the Trust, on behalf of each Fund, has engaged the Advisor, under the supervision of the Board, to invest the assets of such Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor.  The Advisor shall act as the investment advisor to each Fund and, as such shall: (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.  The Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

Expenses not expressly assumed by the Advisor under the Agreements are paid by the Trust on behalf of the applicable Fund.  Each of the Agreements provides that the Trust is responsible for payment on behalf of the Fund of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled “The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.  Each of the Agreements will continue in effect from year to year provided such continuance is approved at least annually by: (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of such Fund.  Each of the Agreements may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by the vote of a majority of the outstanding shares of the applicable Fund.  Any of the Agreements will terminate automatically in the event of its assignment.

With respect to the Miller Convertible Plus Fund and the Miller Intermediate Bond Fund, Wellesley has contractually agreed to waive its advisory fee and/or reimburse expenses of the Fund to the extent necessary to limit the Total Annual Fund Operating Expenses (subject to the following exclusions) of each class to a specified percentage of such class’ average daily net assets.  Pursuant to an expense limitation agreement, the Total Annual Fund Operating Expenses (subject to the following exclusions) will be limited to the annualized rate of 3.20%, 3.95% and 2.95% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for

Miller Convertible Plus Fund and to the annualized rate of 1.50%, 2.25% and 1.25% of the average daily net assets attributable to Class A, Class C and Class I, respectively, for Miller Intermediate Bond Fund (the “Expense Limitation”).  For purposes of the expense limitation agreement, “Total Annual Fund Operating Expenses” exclude interest on borrowings, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, and extraordinary expenses not incurred in the ordinary course of the Fund’s business (e.g., litigation, indemnification).  The Expense Limitation Agreement provides that Wellesley may recoup from a class of a given Fund any amount reimbursed if such class’ Total Annual Fund Operating Expenses fall below the applicable Expense Limitation during the during the 36 month period following such reimbursement, provided the Fund is able to effect recoupment while remaining in compliance with applicable Expense Limitation.  With respect to amounts reimbursed by Wellesley prior to the date on which such class commenced investment operations, the Adviser may seek recoupment during the thirty six (36) months from the date on which the class commenced investment operations.  This expense limitation agreement has an initial term expiring February 1, 2016 and may be terminated before that date only with the approval of the Fund’s Board.  Thereafter, the expense limitation agreement will continue from year to year provided that its continuance is approved by Wellesley and the Board on behalf of each Fund.

Miller Convertible Bond Fund:

The Investment Management Agreement for Miller Convertible Bond Fund was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on November 27, 2007.  As originally approved, the Advisor was entitled to receive an annual advisory fee equal to 1.00% of the Fund’s average daily nest assets.  The Advisor agreed to permanently reduce this advisory fee from 1.00% to 0.75% effective March 1, 2009.  During the fiscal years ended October 31, 2011, 2012 and 2013, the Advisor earned $2,086,242, $2,030,888 and $2,336,031 in advisory fees, respectively.

Miller Convertible Plus Fund:

The Investment Advisory Agreement for Miller Convertible Plus Fund was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 24, 2014.  The Investment Advisory Agreement provides that Miller Convertible Plus Fund will pay Wellesley an advisory fee, accrued daily and payable monthly in arrears, at an annualized rate of 1.95% of the Fund’s average daily Managed Assets during the preceding month.  “Managed Assets” means the total assets of the Fund, including any assets attributable to borrowings, minus the Fund’s accrued liabilities other than such borrowings.

Miller Intermediate Bond Fund:

The Investment Advisory Agreement for Miller Intermediate Bond Fund was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 24, 2014.  The Investment Advisory Agreement provides that Miller Intermediate Bond Fund will pay Wellesley an advisory fee, accrued daily and payable   monthly in arrears, at an annualized rate of 0.95% of the Fund’s average daily net assets during the preceding month.

Codes of Ethics

The Trust, the Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under the Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s Officers to ensure that these officers promote professional conduct in the practice of corporate governance and management.  The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code of Ethics

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by each Fund to the Advisor, subject to the Board’s continuing oversight.  The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of each Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of each Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

A copy of the Advisor’s Proxy Voting Policies is attached hereto as Appendix B.  Information regarding how each Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling the Funds at 1-877-441-4434; and (2) on the SEC’s website at http://www.sec.gov.  In addition, a copy of each Fund’s proxy voting policies and procedures are also available by calling 1-877-441-4434 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”) serves for a fee as the principal underwriter and distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”).  The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA.  The offering of the Funds’ shares is continuous, although the Board may terminate the offering of shares at any time.  The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Funds' shares.

In exchange for its services, the Underwriting Agreement provides that the Distributor is entitled to receive certain scheduled fees, including an annual service fee and reimbursement for out-of-pocket expenses.  Such scheduled fees are offset by amounts collected and retained by the Distributor as front-end sales charges on the sale of Class A shares (as well as fees paid pursuant to the 12b-1 Plans as described below).  The Distributor does not retain the full amount of the front-end sales charges collected on sale of Class A shares.  Rather, the Distributor “re-allows” a portion of the front-end sales charge to broker-dealers and other financial intermediaries that have entered into selling agreements with the Distributor to sell Fund shares.  The amount of the front-end sales load that the Distributor re-allows to broker-dealers that sell Class A shares varies.  The following table sets forth the sales charges currently applicable to purchases of Class A shares together with the percentage of the offering price that is re-allowed as a concession to the selling broker-dealer:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance as a % of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,9999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	1.00%	1.01%	1.00%

As noted above, the scheduled fees accruing to the Distributor under the Underwriting Agreement are first offset by any underwriting commissions which are retained by the Distributor (i.e., sales charges not re-allowed to other broker-dealers).  If the underwriting commissions retained by the Distributor are greater than the scheduled fees in a given period, the Distributor is entitled to keep the difference as a profit.  If the retained underwriting commissions are less than such scheduled fees, the Distributor is entitled to receive the difference, payable first from unspent amounts received under the 12b-1 Plans and then from Wellesley’s own assets.

For the fiscal year ended October 31, 2013, the Miller Convertible Bond Fund paid $42,639 to the Distributor for services pursuant to the Underwriting Agreement.  This amount is in addition to the front-end sales charges retained by the Distributor in the same period.  The aggregate amount of underwriting commissions paid by the Fund, and the amount thereof retained by the Distributor, is set forth in the following table for the Miller Convertible Bond Fund’s last three fiscal years.

Underwriting Commissions Accrued and Retained During Fiscal Years Ended
	October 31, 2013	October 31, 2012	October 31, 2011
Aggregate Underwriting Commissions	$29,223.87	$32,150.03	$93,774.55
Retained Underwriting Commissions	$29,223.87	$32,150.03	$93,774.55

The Underwriting Agreement provides with respect to each Fund that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated with respect to each Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of such Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund.  The Underwriting Agreement will automatically terminate in the event of its assignment.

Rule 12b-1 Plans

Each Class A and each Class C of a Fund has adopted a separate Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) that allows that Fund to use part of the assets of the applicable class to finance the sale and distribution of shares, including advertising, marketing and other promotional activities.

The 12b-1 Plans adopted on behalf of each Fund’s Class A shares (the “Class A Plans”) provide for payment of a fee at an annualized rate, based on a percentage of the average daily net assets attributed to Class A of such Fund.  The annualized rate payable for such services is 0.50% under the 12b-1 Plan adopted on behalf of the Miller Convertible Bond Fund’s Class A, and 0.25% under the 12b-1 Plans adopted on behalf of Class A of the other Funds.  The 12b-1 Plans adopted on behalf of each Fund’s Class C shares (the “Class C Plans”) provide for payment of an amount at an annual rate of 1.00% of that Fund’s average net assets attributable to Class C shares.  Each Class C Plans further specifies that 0.75% of the fee is payable for services provided in connection with the sale and promotion of Fund shares, whereas 0.25% of the fee is payable by the Distributor to other intermediaries that hold Class C shares in omnibus accounts or otherwise provide shareholder services for the benefit of the applicable Fund.

Under the Class C Plans and, in the case of Miller Convertible Bond Fund, the Class A Plan, the principal services and expenses for which 12b-1 fees may be used include: providing incentives to securities dealers and financial intermediaries that sell shares of the Fund or that provide shareholder or administrative support services to the Fund and its shareholders; paying for costs incurred in conjunction with advertising and marketing, including expenses for preparing, printing and distributing prospectuses and sales literature to prospective shareholders, making the Fund available on various dealer platforms and paying for costs incurred in servicing shareholder accounts or supporting distribution activities, including allocated overhead, personnel, office space, and equipment.  Under the Class A Plans of Miller Convertible Plus Fund and Miller Intermediate Bond Fund, the 12b-1 fees are intended as compensation for the same principal services and expenses, with the exception of those shareholder support and processing services that are not primarily intended to result in the sale of Fund shares.

 Fees payable pursuant to the 12b-1 Plans are in addition to front-end sales charges applicable to purchases of Class A shares.  The 12b-1 fees are paid by each Fund to the Distributor monthly, or at such other intervals, as the Board shall determine.  Such fees are based upon the Fund’s average daily net assets attributable to the applicable class during the preceding month, and are calculated and accrued daily.  The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor.  Upon receipt of the 12b-1 fees, the Distributor makes payments to each Fund’s financial intermediaries as compensation for their services and expenses authorized under the applicable 12b-1 Plan.  The Distributor retains the fees on accounts with no authorized intermediary of record and pays all excess fees to Wellesley after deducting any scheduled fees still owed to the Distributor under the Underwriting Agreement.

The fees payable under each 12b-1 Plan are payable without regard to actual expenses incurred, which means that a profit may be earned under the 12b-1 Plans by Wellesley as the ultimate recipient of unspent fees.  Historically, the distribution-related costs and expenses incurred by Wellesley have exceeded amounts paid to Wellesley pursuant to the 12b-1 Plans.  The Board monitors the payments under the 12b-1 Plans, including the amounts retained by the Distributor under the Underwriting Agreement and the amounts paid to Wellesley by the Distributor.

For the fiscal years ended October 31, 2013, October 31, 2012, and October 31, 2011, the Miller Convertible Bond Fund paid the following 12b-1 fees pursuant to the 12b-1 Plans:

	October 31, 2013	October 31, 2012	October 31, 2011
Class A shares	$831,829	$992,648	$1,092,258
Class C shares	$345,216	$309,187	$206,156

No fees were paid by Miller Convertible Plus Fund or Miller Intermediate Bond Fund which had not commenced operations.

Actual 12b-1 Expenditures Paid by Miller Convertible Bond Fund

During the Fiscal Year Ended October 31, 2013

	Total Dollars Allocated
	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment Retained by Distributor	$41,768	$871
Compensation to broker-dealers	$256,235	$303,079
Compensation to sales personnel	None	None
Payments to Wellesley	$374,900	$22,683
Total	$672,903	$326,633

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to each 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to financial intermediaries.  Each 12b-1 Plan was adopted because of its anticipated benefits to the relevant class of the applicable Fund.  These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving investment objectives.

The initial term of each 12b-1 Plan is one year and each 12b-1 Plan will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in each Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on each Plan.  Each 12b-1 Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the relevant class of the Fund.

Each 12b-1 Plan may not be amended to increase materially the amount of the compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the relevant class of the Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such amendment to the Plan.  During the term of each 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of the 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the 12b-1 Plans, including the Underwriting Agreement described above, will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of that class of that Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Additional Compensation to Financial Intermediaries

If you purchase shares of a Fund through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation provided by Wellesley out of its own assets (which may come directly or indirectly from the Fund).  Wellesley determines the cash payments described above in its discretion in response to requests from intermediaries, based on factors it deems relevant.  Such factors may include sales and asset levels, the choice of share class utilized by the intermediary, the quality of its relationship, or amounts it spends educating financial advisers and shareholders about the Fund or Funds.

Compensation may vary among intermediaries and over time, but may be significant to such intermediaries.  Generally, the maximum amount of additional compensation that Wellesley pays to any intermediary from its own assets is 0.13% of the Fund’s average daily net assets.  As of the date of this SAI, Wellesley may make payments out of its own assets to the following financial intermediaries:  UBS Financial Services and Wells Fargo Advisors, LLC.  Financial intermediaries may have been added or removed since that date.  These payments are in addition to the payments made under the 12b-1 Plans for Class A and Class C shares of each Fund and the sales charges applicable to purchases of Class A shares of each Fund.  These payments are also in addition to compensation paid from the assets attributable to a particular class for shareholder servicing services, processing services or both, as applicable, that are provided to investors that hold their shares of such class in omnibus accounts or platforms maintained by the intermediaries.

Brokerage firms and other intermediaries that sell Fund shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services.  Therefore, payments to a brokerage firm or other intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options and services it will make available to those clients.  You should ask your intermediary for information about any payments it receives from Wellesley or its affiliates as well as other compensation it may receive for selling Fund shares.

PORTFOLIO MANAGERS

Security selection for each Fund is made by Greg Miller and Michael Miller.  As of May 31, 2014, in addition to the Funds, Mr. Greg Miller was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	N/A	N/A
Other Pooled Investment Vehicles	1	$66,000,000	1	$66,000,000
Other Accounts	18,000	$1,400,000,000	N/A	N/A

As of May 31, 2014, in addition to the Funds, Mr. Michael Miller was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	N/A	N/A
Other Pooled Investment Vehicles	1	$66,000,000	1	$66,000,000
Other Accounts	18,000	$1,400,000,000	N/A	N/A

As of December 31, 2014 Greg Miller and Michael Miller became the portfolio managers primarily responsible for the day-to-day management of the Miller Convertible Plus Fund or Miller Intermediate Bond Fund.

Conflicts of Interest.

As indicated in the table above, the portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  The portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities.  For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from a Fund, or it may receive a performance-based fee on certain accounts.  In those instances, a portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.

When allocating investments among client accounts, a portfolio manager has the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers generally execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Mr. Greg Miller is paid a fixed base salary and a discretionary bonus that is based upon the profitability of the Advisor.  Mr. Michael Miller is paid a fixed base salary and a discretionary bonus that is based upon the profitability of the Advisor.

Ownership.

As of December 31, 2014, Mr. Greg Miller owned over $1,000,000 worth of shares of each ofthe Miller Convertible Plus Fund or Miller Intermediate Bond Fund.  As of May 31, 2014, Mr. Michael Miller owned between $10,001 and $50,000 shares of the Miller Convertible Bond Fund.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for each Fund are made by the portfolio manager who is an employee of the Advisor.  The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of each Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor for the Funds’ use.  Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.  In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion.  Some of the services received as the result of one Fund’s transactions may primarily benefit the other Funds or accounts managed by the Advisor, while services received as the result of portfolio transactions effected on behalf of those other accounts or Funds may primarily benefit a different Fund.  For the fiscal years ended October 31, 2011, 2012 and 2013, the Miller Convertible Bond Fund paid brokerage commissions of approximately $0, and $0, and $0 respectively.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the applicable Fund.  A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.  For the fiscal year ended October 31, 2013 the Miller Convertible Bond Fund’s portfolio turnover rate was 104%.

FUND ADMINISTRATION

The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 80 Arkay Drive, Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.  GFS is an affiliate of the Distributor.

Pursuant to a Fund Services Agreement with the Funds, the Administrator provides administrative and fund accounting services to the Funds, subject to the supervision of the Board.  The Administrator may provide persons to serve as officers of the Funds.  Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Fund Services Agreement was initially approved for Miller Convertible Bond Fund by the Board at a meeting held on November 27, 2007.  The Fund Services Agreement was amended by the Board to add the Miller Convertible Plus Fund and Miller Intermediate Bond Fund at a meeting held on April 17, 2014.  The Agreement will continue in effect from year to year subject to annual approval of the Board.  The Fund Services Agreement is terminable by the Board or the Administrator with respect to a Fund on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent.  This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Fund Services Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ Custodian; (iii) preparing, but not paying for, the periodic updating of the Trust’s Registration Statement, Prospectuses and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.  The

Administrator provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a combined fund administration and fund accounting fee equal to the greater of $40,000 minimum or 0.05% on the first $100 million of its net assets, 0.04% on the next $150 million of its net assets and 0.03% on its net assets greater than $250 million.  Each Fund also pays the Administrator for any out-of-pocket expenses.  For the fiscal years ended October 31, 2011, 2012, and 2013, Miller Convertible Bond Fund incurred $114,728, $140,702, and $145,294 respectively, in fees to the Administrator.

In addition to the services provided by GFS, shareholders that invest in the Fund through omnibus accounts or platforms maintained by financial intermediaries may receive administrative, sub-accounting, processing, and/or shareholder servicing services from such intermediaries.  Each Fund may compensate out of assets attributable to shares of a class, financial intermediaries that provide shareholder servicing services, processing services or both, as applicable, to investors that hold their shares of such class in omnibus accounts or platforms maintained by the financial intermediaries.

TRANSFER AGENT

GFS, 17605 Wright Street, Suite 2, Omaha, NE 68130, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with the Funds.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the fiscal years ended October 31, 2011, 2012 and 2013, the Miller Convertible Bond Fund incurred, $175,599, $208,177 and $182,488, respectively, in fees to the Administrator for Transfer Agent services.

CUSTODIAN

The Bank of New York Mellon, (the “Custodian”) serves as the custodian of the Funds’ assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of each Fund.  The Custodian’s responsibilities include safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments.  Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor.  The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.  The Custodian’s principal place of business is One Wall Street, New York, NY 10286.

CUSTODY ADMINISTRATOR

Under the Custody Agreement with the Custodian, the Administrator serves as custody administrator on behalf of each Fund, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

COMPLIANCE SERVICES

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  Each Fund pays a compliance service fee to NLCS.

CREDIT FACILITIES

 Barclary Bank PLC, New York Branch has entered into a Credit Agreement with the Trust on behalf of Miller Convertible Plus Fund (“Credit Agreement”), pursuant to which the Fund may borrow money for investment purposes to leverage its portfolio.  The Credit Agreement establishes an uncommitted revolving line of credit in favor of the Fund.

Under the Credit Agreement, the Fund is subject to customary covenants that, among other things, limit its ability to incur additional debt, change certain fundamental investment policies, and engage in certain transactions, including mergers and consolidations.  The Fund also may be required to prepay outstanding amounts, or incur a penalty rate of interest upon the occurrence of certain events of default, or maintain asset coverage ratios in addition to those required by the 1940 Act.  The Fund may enter into one or more alternative or additional credit facilities in the future, and expects any such facility to contain customary covenant, negative covenant and default provisions.  However, there can be no assurance that the Fund will enter into an agreement for any new credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees.  Cumulative voting is not authorized for the Trust.  This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust, including shareholders of each Fund and any other future series of the Trust, will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series.  Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.  Class A and Class C shares of each Fund vote separately on matters related to their respective 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share of a Fund is entitled to participate equally with other shares of that Fund (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of each class of a Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “Net Asset Value,” the net asset value (“NAV”) of each Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value.  Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices.  Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.  Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange.  Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  As a result, the NAV of each Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.  The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Shares of each Fund are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open.  For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close.  Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities.  Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board.  Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the NYSE will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Purchase of Shares

Orders for shares received by a Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE.  Orders received in good order after the close of the NYSE, or on a day it is not open for regular trading, are priced at the close of such NYSE on the next day on which it is open for regular trading at the next determined NAV or offering price per share.

Class A shares of each Fund are offered at their public offering price, which is NAV per share plus the applicable sales charge.  The sales charge is distributed as compensation to the Distributor and financial intermediaries that have entered into selling agreements with the Distributor as described in the section entitled “DISTRIBUTION OF SHARES.”  Class C, and Class I shares of each Fund are offered at NAV, without any sales charge.  However, these classes are each subject to differing ongoing fees, minimum purchase amounts and distribution channels that affect their availability.  Please see the section entitled “HOW TO PURCHASE SHARES” in the Prospectus for a full description of these differences.

Redemption of Shares

Each Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record.  Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

Each Fund has elected and qualified, or intends to elect and qualify, and intends to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  By so qualifying, and assuming each Fund meets the distribution requirements stated below, each Fund will not be subject to federal income tax on  net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).  In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, each Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders.  However, if a Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.  Each Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.  If for any taxable year a Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above but was eligible for statutory relief, the Fund might be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment.  If a Fund were not eligible for such relief or does not choose to avail itself of such relief, the Fund generally would be treated as a corporation subject to U.S. federal income tax and when the Fund’s income is distributed, it would be subject to a further tax at the shareholder level.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years.  Each Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

Unless a shareholder elects otherwise, distributions from each Fund will be automatically invested in additional common shares of the Fund.  For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund.  In general, assuming that a Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or if certain conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.  Since each of the Fund’s income is derived primarily from sources that do not pay qualified dividend income, the dividends from the investment company taxable income of the Funds generally are not expected to qualify for taxation at the reduced maximum U.S. federal income tax rate available to individuals on qualified dividend income.

Distributions from net capital gain that are reported to you as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of a Fund.  Capital gain dividends distributed by a Fund to individual shareholders generally will qualify for the reduced maximum federal income tax rate on long-term capital gains.  The applicable reduced maximum federal income tax rate on capital gains depends on the taxable income and status of the shareholder, but generally is 20% for individual shareholders with taxable income in excess of $400,000 ($450,000 if married and file jointly/$225,000 if married and file separately) and 15% for individual shareholders with taxable income less than such amounts (unless such shareholders are in the 10% or 15% income tax brackets and meet certain other conditions, in which case the applicable tax rate is 0%).  A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains may be impacted by the application of the alternative minimum tax to individual shareholders.

A 3.8% Medicare tax also is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts.  For this purpose, net investment income generally includes distributions from each Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. For U.S. individuals, this threshold generally is exceeded if an individual has adjusted gross income that exceeds $200,000 ($250,000 if married and file jointly/$125,000 if married and file separately).  This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions by a Fund in excess of such Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.  The federal income tax status of all distributions will be reported to shareholders annually.

For U.S. federal income tax purposes, a Fund is permitted to carry forward any net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any).  Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized.  As a result of the application of this rule, certain net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may expire unutilized.  To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income liability to the Fund and are not expected to be distributed as such to shareholders.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund.  Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.  In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.  The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution.  Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them.

Under the Code, dividends declared by a Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year even when such dividend is actually paid in January of the following calendar year.  In addition, certain other distributions made after the close of a taxable year of a Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year.  In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

If a Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes.  Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

It is not expected that the Funds’ dividends and distributions will qualify to any material extent for any dividends-received deduction that might otherwise be available for certain dividends received by shareholders that are corporations.  Options written or purchased by a Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out.  The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by a Fund as long-term or short-term.  Additionally, a Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a “constructive sale” of an “appreciated financial position” held by the Fund under Section 1259 of the Code.  Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though a Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash.

Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which a Fund’s risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term.  Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.

Rules governing the tax aspects of synthetic convertible bonds and swap agreements are still developing and are not entirely clear in certain respects.  While the Funds intend to account for such transactions in an appropriate manner, there is no guarantee that the IRS will concur with such treatment.  Each Fund intends to monitor developments in these areas in order to maintain its qualification as a regulated investment company.  The tax rules applicable to options, futures contracts, short sales, swaps and straddles may affect the amount, timing and character of each Fund’s income and gains or losses and hence of its distributions to shareholders.

A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of a Fund.  The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder’s adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held.  In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares.  Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.  In addition, capital gains recognized from redemptions and exchanges of Fund shares generally will be included in the calculation of “net investment income” for purposes of the 3.8% Medicare tax applicable to certain U.S. individuals, estates and trusts as discussed above.

Any loss realized by shareholders upon the sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares.  Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed to the extent that shares of the Fund are purchased (including through the reinvestment of dividends) within 30 days before or after the shares are sold, exchanged or redeemed.  In addition, if shares in a Fund that have been held for less than 91 days are redeemed and the proceeds are reinvested on or before January 31 of the calendar year following the year of the redemption in shares of the same Fund, or if shares in a Fund that have been held for less than 91 days are exchanged for shares in another fund, all or a portion of any sales charge paid on the shares that are redeemed or exchanged will not be included in the tax basis of such shares under the Code to the extent that a sales charge that would otherwise apply to the shares received is reduced.

Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years.  Corporations may generally deduct capital losses only against capital gains with certain carrybacks and carryovers allowable for excess losses.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Funds, to report to the Internal Revenue Service (“IRS”) and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 (“covered shares”) that are redeemed, exchanged or otherwise sold on or after such date.  These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations).  S corporations, however, are not exempt from these new rules.  Please note that if a shareholder is a C corporation, unless the Fund has actual knowledge that it is a C corporation or it has previously notified us in writing that it is a C corporation, the shareholder must complete a new Form W-9 exemption certificate informing us of its C corporation status or the Funds will be obligated to presume that it is an S corporation and to report the cost basis of covered shares that are redeemed, exchanged or otherwise sold after January 1, 2012 to the IRS and to the shareholder pursuant to these rules.  Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods.  A shareholder should contact the applicable Fund to make, revoke or change such an election.  If a shareholder does not affirmatively elect a cost basis method, the Fund will use the first in first out (“FIFO”) method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold.  Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect.  In addition, because each Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.  Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted.  A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.  Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Each Fund may invest to a significant extent in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default.  Investment in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

To the extent that a Fund invests in securities of foreign issuers, it may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  Each Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

If a Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash.  These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income.  The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares.  However, a tax-exempt shareholder may recognize unrelated business taxable income if (1) the acquisition of Fund shares was debt financed or (2) the Fund recognizes certain “excess inclusion income” derived from direct or indirect investments (including from an investment in a REIT) in (a) residual interests in a real estate mortgage investment conduit or (b) equity interests in a taxable mortgage pool if the amount of such income that is recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account the deductions for dividends paid by the Fund).

A plan participant whose retirement plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes.  However, subject to certain limited exceptions, distributions to plan participants from a retirement plan account generally are taxable as ordinary income and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans.  Shareholders and plan participants should consult their tax advisers for more information.

For shareholders who fail to furnish to a Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to back-up withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a U.S. federal 28% “backup withholding” requirement.  In addition, each Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.  If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences.  Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities.  Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from a Fund (other than certain dividends derived from short-term capital gains and qualified interest income of the Fund, currently only for certain taxable years of the Fund commencing prior to January 1, 2014, provided that the Fund chooses to report such dividends in a manner qualifying for such favorable tax treatment) and, unless an effective IRS Form W-8 BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from a Fund.

While the Funds do not expect their shares will constitute U.S. real property interests, if a Fund’s direct and indirect investments in U.S. real property (which includes investments in REITs and certain other regulated investment companies that invest in U.S. real property) were to exceed certain levels, a portion of that Fund’s distributions may be attributable to gain from the sale or exchange of U.S. real property interests.  In such case, if a non-U.S. shareholder were to own more than 5% of a class of the Fund’s shares within a one-year period prior to such a distribution, the non-U.S. shareholder would be (1) subject to a 35% U.S. federal withholding tax on the portion of the Fund’s distributions attributable to such gain, (2) required to file a U.S. federal income tax return to report such gain, and (3) subject to certain “wash sale” rules if the shareholder disposes of Fund shares just prior to a distribution and reacquires Fund shares shortly thereafter.  If a non-U.S. shareholder were to own 5% or less of each class of the Fund’s shares at all times within such one-year period, any such distribution by the Fund would not be subject to these requirements, but if the distribution might otherwise have been reported as a capital gain dividend or as short-term capital gain dividend to such shareholder, the distribution would be re-characterized as an ordinary dividend and would be subject to the non-resident alien U.S. withholding tax at the 30% rate (or lower treaty rate if applicable).  Non-U.S. shareholders should consult their own tax advisor on these matters.

Under the Foreign Account Tax Compliance Act (“FATCA”), each Fund may be required to withhold 30%  from payments of dividends and gross redemption proceeds by the Fund to (i) certain foreign financial institutions unless they agree to collect and disclose to the IRS (or in certain cases to their country of residence) information regarding their direct and indirect U.S. account holders, and (ii) certain other foreign entities unless they certify certain information about their direct and indirect U.S. owners.  This withholding tax is scheduled to be phased in commencing July 1, 2014 for payments of income dividends and commencing on January 1, 2017 for payments of capital gain dividends and gross redemption proceeds.

In order to avoid this withholding, non-exempt foreign financial institutions will have to enter into an agreement with the IRS (unless they are resident in a country that has entered into an intergovernmental agreement with the U.S. that provides for an alternative regime) stipulating that they will (1) provide the IRS with certain information about direct and indirect U.S. account holders (such as the name, address and taxpayer identification number of the holders), (2) will comply with verification and due diligence procedures with respect to the identification of U.S. accounts, (3) report to the IRS certain additional information with respect to U.S. accounts maintained by them, and (4) agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information.  Certain other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial (i.e., more than 10%) U.S. owner or a certification of no substantial U.S. ownership, unless certain exceptions apply.  A foreign shareholder resident in a country that has entered into an intergovernmental agreement with the U.S. with respect to FATCA will be exempt from FATCA withholding provided that the shareholders and the applicable foreign government comply with the terms of the agreement.  A foreign shareholder that invests in a Fund will need to provide the Fund with documentation properly certifying the shareholder’s status under FATCA (currently proposed as /Form W-8BEN-E for entities) to avoid the FATCA withholding.  The scope of these requirements is potentially subject to material change and shareholders are urged to consult their tax advisers regarding the potential applicability of FATCA to their own situation.

Because everyone’s tax situation is unique, you should consult your tax advisor regarding the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP located at 111 South Wacker Drive, Chicago, IL 60606 serves as the Funds’ independent registered public accounting firm for the current fiscal year.

LEGAL COUNSEL

Seward & Kissel LLP, 901 K Street, NW, Suite 800, Washington, D.C. 20001 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of the Miller Convertible Bond Fund for the fiscal year ended October 31, 2013 and the report of independent registered public accounting firm, which are included in the Fund’s Annual Report to Shareholders dated October 31, 2013, are hereby incorporated by reference.  These financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and the report of independent registered public accounting firm.

No financial statements are available for Miller Convertible Plus Fund and Miller Intermediate Bond Fund because they had not commenced operations as of the date of the Prospectus.

APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor’s Ratings Group.  A Standard & Poor’s corporate bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation.  This assessment of credit worthiness may take into consideration obligors, such as guarantors, insurers or lessees.  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1.  Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.  Nature of and provisions of the obligation.

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA - This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations.  Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal.  Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments.  The

BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments.  Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.  The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal.  In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.  The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt, which is assigned an actual or implied CCC- debt rating.  The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default.  It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.  Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.  Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate issues.  The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as “Investment Grade” ratings) are generally regarded as eligible for bank investment.  In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

Moody’s Investors Service, Inc.  A brief description of the applicable Moody’s rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol “1” following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress.  The indicators “+” and “-” to the AA and A categories indicate the relative position of a credit within those rating categories.

Fitch Investors Service LLP.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances.  The indicators “+” and “-” to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF NOTE RATINGS

A Standard & Poor’s note rating reflects the liquidity concerns and market access risks unique to notes.  Notes due in three years or less will likely receive a note rating.  Notes maturing beyond three years will most likely receive a long-term debt rating.  The following criteria will be used in making that assessment.

Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

•

SP-1 Very strong or strong capacity to pay principal and interest.  Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

•

SP-2 Satisfactory capacity to pay principal and interest.

•

SP-3 Speculative capacity to pay principal and interest.

Moody’s Short-Term Loan Ratings - Moody’s ratings for state and municipal short-term obligations will be designated Moody’s Investment Grade (MIG).  This distinction is in recognition of the differences between short-term credit risk and long-term risk.  Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

•

MIG 1 - This designation denotes best quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•

MIG 2 - This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

•

MIG 3 - This designation denotes favorable quality.  All security elements are accounted for but this is lacking the undeniable strength of the preceding grades.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

•

MIG 4 - This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

Moody’s Investors Service, Inc.: Commercial paper rated “Prime” carries the smallest degree of investment risk.  The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

Standard & Poor’s Ratings Group: “A” is the highest commercial paper rating category utilized by Standard & Poor’s Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its “A” classification.

Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification.  Duff 2 represents good certainty of timely payment, with minimal risk factors.  Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch Investors Service LLP.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

APPENDIX B

     Wellesley Investment Advisors, Inc.

PROXY VOTING POLICIES AND PROCEDURES

Adopted September 15, 2007

Pursuant to the recent adoption by the SEC of Rule 206(4)-6 (17 CFR 275.206(4)-6) and amendments to Rule 204-2 (17 CFR 275.204-2) under the Investment Advisers Act of 1940 (the “Act”), it is a fraudulent, deceptive, or manipulative act, practice or course of business, within the meaning of Section 206(4) of the Act, for an investment advisor to exercise voting authority with respect to client securities, unless (i) the advisor has adopted and implemented written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of its clients, (ii) the advisor describes its proxy voting procedures to its clients and provides copies on request, and (iii) the advisor discloses to clients how they may obtain information on how the advisor voted their proxies.

In order to fulfill its responsibilities under the Act, Wellesley I (hereinafter “we” or “our”) has adopted the following policies and procedures for proxy voting with regard to companies in investment portfolios of our clients.

KEY OBJECTIVES

The key objectives of these policies and procedures recognize that a company’s management is entrusted with the day-to-day operations and longer term strategic planning of the company, subject to the oversight of the company’s board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the corporation’s board of directors, these objectives also recognize that the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

Therefore, we will pay particular attention to the following matters in exercising our proxy voting responsibilities as a fiduciary for our clients:

Accountability.  Each company should have effective means in place to hold those entrusted with running a company’s business accountable for their actions.  Management of a company should be accountable to its board of directors and the board should be accountable to shareholders.

Alignment of Management and Shareholder Interests.  Each company should endeavor to align the interests of management and the board of directors with the interests of the company’s shareholders.  For example, we generally believe that compensation should be designed to reward management for doing a good job of creating value for the shareholders of the company.

Transparency.  Promotion of timely disclosure of important information about a company’s business operations and financial performance enables investors to evaluate the performance of a company and to make informed decisions about the purchase and sale of a company’s securities.

DECISION METHODS

We generally believe that portfolio managers that invest in and track particular companies have a unique perspective to make decisions with regard to proxy votes.  Therefore, we rely on that perspective to make the final decisions on how to cast proxy votes.

No set of proxy voting guidelines can anticipate all situations that may arise.  In special cases, we may seek insight and expertise from outside sources as to how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly.

In some instances, a proxy vote may present a conflict between the interests of a client, on the one hand, and our interests or the interests of a person affiliated with us, on the other.  In such a case, we will abstain from making a voting decision and will forward all of the necessary proxy voting materials to the client to enable the client to cast the votes.

SUMMARY OF PROXY VOTING GUIDELINES

Election of the Board of Directors

We believe that good corporate governance generally starts with a board composed primarily of independent directors, unfettered by significant ties to management, all of whose members are elected annually.  We also believe that some measure of turnover in board composition typically promotes more independent board action and fresh perspectives on governance.  Of greater importance is the skill set of the proposed board member.  We will also look at the backgrounds of the directors to gauge their business acumen and any special talent or experience that may add value to their participation on the board.

The election of a company’s board of directors is one of the most fundamental rights held by shareholders.  Because a classified board structure prevents shareholders from electing a full slate of directors annually, we will pay special attention to efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time.

Approval of Independent Auditors

We believe that the relationship between a company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that do not raise an appearance of impaired independence.

We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with a company to determine whether we believe independence has been, or could be, compromised.

Equity-based compensation plans

We believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value.  Conversely, we are opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features.

We will generally support measures intended to increase stock ownership by executives and the use of employee stock purchase plans to increase company stock ownership by employees.  These may include:

1.

Requiring senior executives to hold stock in a company.

2.

Requiring stock acquired through option exercise to be held for a certain period of time.

These are guidelines, and we consider other factors, such as the nature of the industry and size of the company, when assessing a plan’s impact on ownership interests.

Corporate Structure

We view the exercise of shareholders’ rights, including the rights to act by written consent, to call special meetings and to remove directors, to be fundamental to good corporate governance.

Because classes of common stock with unequal voting rights limit the rights of certain shareholders, we generally believe that shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company’s by-laws by a simple majority vote.

We will generally support the ability of shareholders to cumulate their votes for the election of directors.

Shareholder Rights Plans

There are arguments both in favor of and against shareholder rights plans, also known as poison pills.  For example, such measures may tend to entrench or provide undue compensation to current management, which we generally consider to have a negative impact on shareholder value.  Therefore, our preference is for a plan that places shareholder value in a priority position above interests of management.

CLIENT INFORMATION

A copy of these Proxy Voting Policies and Procedures is available to our clients, without charge, upon request, by calling 781-416-4000, or by writing us at:

Wellesley Investment Advisors, Inc.

20 William Street

Wellesley, MA 02481

Attn: Chief Compliance Officer

We will send a copy of these Proxy Voting Policies and Procedures within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

In addition, we will provide each client, without charge, upon request, information regarding the proxy votes cast by us with regard to the client’s securities.

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